                                 EXHIBIT 99.4

                      APPLICATION TO INFRASTRUCTURE BANK

                                                                    EXHIBIT 99.4

                          PART ONE OF APPLICATION OF
                          --------------------------
                       PACIFIC GAS AND ELECTRIC COMPANY
                       --------------------------------
                       TO THE CALIFORNIA INFRASTRUCTURE
                       --------------------------------
                         AND ECONOMIC DEVELOPMENT BANK
                         -----------------------------

                            I. GENERAL INFORMATION
                               -------------------

1.   Date of application:          May 6, 1997

2.   Identification of Applicant:  Pacific Gas and Electric Company

3.   Address of Applicant:         (mailing address)   P.O. Box 7442
                                                       San Francisco, CA 94120

                                   (street address)    77 Beale Street, B8B
                                                       San Francisco, CA 94105

4.   Contact Person:               Julia B. York, Project Manager

5.   Phone Contact                 (415) 973-4440

6.   Facsimile Contact:            (415) 973-5022

7.   E-mail Address:               JBY1@PGE.com

8. Long-Term and Short-Term Senior Unsecured Debt Ratings of the Applicant or its Parent:

                         Long-Term                     Short-Term
                         ---------                     ----------
Standard & Poor's        A-                            A-1
Moody's                  A3                            P-1

              II. INFORMATION ON APPLICATION FOR FINANCING ORDER
              --------------------------------------------------

1. Date of application to the California Public Utilities Commission for a Financing Order.

     May 6, 1997

2. Please attach a copy of the application for the Financing Order including all attachments and exhibits. If the application for Financing Order has not been made, please provide the Bank with a copy of the application as soon as it has been filed.

     A copy of PG&E's application with the California Public Utilities Commission (CPUC) is attached hereto as Exhibit A.

3. Please keep the Bank informed of any written communication with the CPUC regarding the Financing Order. Send two copies of all communication to and from the CPUC to Glenn Stober, California Trade and Commerce Agency, 801 K Street, Suite 1700, Sacramento, CA 95814.

     PG&E acknowledges the requirement that it keep the Bank on notice of all written communication with the CPUC regarding the Financing Order and will send two copies of all such communications to the address set forth above. A copy of the transmittal letter accompanying the first set of such documents is attached hereto as Exhibit B.

                      III. APPLICATION FORM A - PART ONE
                           -----------------------------

1.   Par amount (or maximum amount) of RRBs expected to be applied for in Part
     Two.

     PG&E expects to apply for Rate Reduction Bonds in the aggregate principal amount of up to $3.5 billion, with such Bonds to be issued in one or more series or classes.

2. Identify proposed financing entity (i) the Bank; (ii) a special purpose trust established by the Bank or (iii) another entity). If proposed financing entity is a special purpose trust, describe the intended legal structure for the special purpose trust.

     PG&E proposes that either the Bank itself or a special purpose trust authorized by the Bank act as the financing entity for Rate Reduction Bonds supported by tariff charges to be collected from PG&E customers. The special purpose trust (which could be a trust, corporation, or other entity as provided under AB 1890) would be a bankruptcy remote single purpose legal entity established solely for the purpose of issuing the Rate Reduction Bonds. PG&E notes that a variety of issues relating to the structure of the special purpose trust will need to be discussed with the Bank and its counsel.

3. Is additional legislative action required in order to proceed with the issuance of the RRBs?

     Senate Bill 477 has been proposed to implement some technical amendments to portions of Assembly Bill 1890 which relate to the Rate Reduction Bonds. SB 477 would aid in the issuance of the Rate Reduction Bonds by making it clear that any entity authorized by the Bank could issue Rate Reduction Bonds, by clarifying the definition of Transition Property and by clarifying and supplementing the bankruptcy provisions.

4. Provide a financing schedule showing all activities leading to the issuance of each series of RRBs subject to this application.

     Please see the financing schedule attached hereto as Exhibit C.

5. Identify the proposed financing team members including utility counsel, senior managing underwriter, any co-managers, underwriters' counsel and trustee. If one or more of these participants has not been identified, please describe the process to be followed to come up with a proposed firm.

     Financing team members for PG&E-related Bonds include:

          Utility Legal Counsel - Orrick, Herrington & Sutcliffe
          Senior Managing Underwriter and Financial Advisor - Morgan Stanley Co-Managing Underwriter - Being selected by the California Treasurer's Office

          Underwriters' Counsel - Cravath, Swaine & Moore
          Bond Trustee - Being selected by the Bank

6. List any remaining "open items " yet to be resolved by the applicant including tax and accounting treatment and regulatory approvals, the anticipated date of resolution, the intended resolution and the impact on the proposed financing if the intended resolution is not obtained.

     The following is a summary of major open items to be resolved. More information on these issues is contained in PG&E's application to the CPUC for a Financing Order. The application and accompanying testimony and exhibits are attached hereto as Exhibit A.

     A.   Income Taxes: All three affected utilities have filed ruling requests
          ------------
          with the Internal Revenue Service (IRS). These requests seek IRS concurrence that the utilities will not be taxed upon the issuance of Rate Reduction Bonds, but that the utilities instead will have taxable income as they become entitled to bill customers the FTA charge that will be used to pay debt service and other related costs on the Rate Reduction Bonds. PG&E hopes to receive a favorable response from the IRS in the third quarter of 1997. If an unfavorable response is obtained, it may be possible to adjust the terms of the financing such that the IRS would provide the desired ruling. It is possible that the IRS could decline to rule upon the utilities' request, in which case the utilities would expect to rely on a strong opinion of legal counsel regarding the tax treatment.

          The utilities also plan to request similar clarifications from the California Franchise Tax Board. This additional clarification is expected prior to the issuance of the Rate Reduction Bonds. If a favorable clarification is not forthcoming, PG&E may be able to modify the transaction to eliminate the risk of current taxation.

     B.   Bankruptcy: PG&E is currently working with counsel on a draft of a
          ----------
          bankruptcy opinion to be provided at the time the Rate Reduction Bonds are issued. The opinion should provide that the transfer of the Transition Property from PG&E to the Special Purpose Entity constitutes "true sale" for purposes of bankruptcy law. This would mean that in the case of PG&E's bankruptcy, the Transition Property and the related tariff revenues would not be part of the bankruptcy estate of PG&E and thus, would be unavailable for the satisfaction of PG&E's creditors. If such an opinion is available, the Rate Reduction Bonds can be issued with a higher credit rating than PG&E's existing debt, the rating of which would not be impacted by issuing the Rate Reduction Bonds. If PG&E does not receive this opinion, the Rate Reduction Bonds would not receive the highest possible rating and, therefore, would have a higher interest rate.

     C.   Regulatory Approvals: PG&E must obtain the approval of the CPUC of its
          --------------------
          Rate Reduction Bond application which is being submitted concurrently with this Application. A copy of PG&E's CPUC application is contained in Exhibit A. It is expected that the CPUC will issue a final decision on this application in September. PG&E currently expects to receive a favorable decision from the CPUC. Such decision is needed before the Rate Reduction Bonds can be issued. As noted in

          Exhibit C, the approvals of the Bank and the State Treasurer's Office are also necessary for issuance of the Rate Reduction Bonds.

     D.   SEC Registration: The public sale of Rate Reduction Bonds must be
          ----------------
          cleared by the Securities and Exchange Commission (SEC). PG&E is working with counsel to prepare a registration statement relating to the sale of the Rate Reduction Bonds. This registration statement will describe all aspects of the Rate Reduction Bonds that are material to investors and will be filed with and reviewed by the SEC. PG&E will respond to the SEC's comments and make requested changes to the disclosure. Once disclosure issues are resolved with the SEC, the SEC will declare the registration "effective," and the Rate Reduction Bonds can be sold to the public. PG&E anticipates filing with the SEC by the end of June and estimates effectiveness by mid-September. Alternatively, Rate Reduction Bonds may be sold privately in Rule 144A transactions to "qualified institutional buyers," or to "accredited investors" under Regulation D.

     E.   Servicing Issues: The utilities face a variety of issues related to
          ----------------
          the servicing and collections of the FTA charge. It is not clear when these issues will be resolved. An adverse resolution could prevent the rating agencies from assigning the desired rating to the Rate Reduction Bonds.

                                   EXHIBIT A
                                   ---------

                        (CPUC Application not attached)

                                                                       EXHIBIT B
                                                                       ---------
                               [PG&E letterhead]

Mr. Glenn Stober
IEDB Manager
California Trade and Commerce Agency
801 K Street, Suite 1700
Sacramento, CA 95814

Re:  PG&E Rate Reduction Bond Financing Order
     ----------------------------------------

Dear Mr. Stober:

Enclosed, as required by the California Infrastructure and Economic Development Bank in connection with Pacific Gas and Electric Company's application for the issuance of Rate Reduction Bonds pursuant to California Assembly Bill 1890, are two copies of each of the following written communications between the California Public Utilities Commission and PG&E regarding the issuance of the CPUC's Rate Reduction Bond Financing Order:

     .    March 4, 1997 announcement of CPUC workshops

     .    March 14,1997 joint workshop comments filed by utilities

     .    April 24,1997 summary of CPUC workshops

     .    April 8, 1997 ORA data request

     .    PG&E's response to ORA data request dated April 29, 1997

     . Resolution of Administrative Law Judge dated April 23, 1997 with respect to RRB procedural matters

Sincerely,

/s/ Julia Banning York

Enclosures

                                                                       EXHIBIT C
                                                                       ---------

Subject to market conditions and unforeseen contingencies that could affect the timing of the activities listed below, PG&E proposes the following schedule with respect to the first series or class of Rate Reduction Bonds:

          A.  PROPOSED SCHEDULE RELATING TO THIS APPLICATION
              ----------------------------------------------

--------------------------------------------------------------------------------
               ACTION                             PROPOSED TIMING
--------------------------------------------------------------------------------
Part One to Application Filed                       May 6, 1997
--------------------------------------------------------------------------------
Part Two to Application Filed                        September
--------------------------------------------------------------------------------
IED Bank Approval of Issuance Resolution              October
--------------------------------------------------------------------------------
Bond Document Execution                               October
--------------------------------------------------------------------------------
Bond Pricing                                     October-December
--------------------------------------------------------------------------------

          B.  PROPOSED SCHEDULE RELATING TO THE CPUC
              --------------------------------------

--------------------------------------------------------------------------------
               ACTION                             PROPOSED TIMING
--------------------------------------------------------------------------------
Application Filed                                   May 6, 1997
--------------------------------------------------------------------------------
Response or Protest to Applications                   May 20
--------------------------------------------------------------------------------
Pre-hearing Conference                                May 27
--------------------------------------------------------------------------------
Hearings, if needed                                May 28-June 3
--------------------------------------------------------------------------------
Opening Briefs                                       June 13
--------------------------------------------------------------------------------
Reply Briefs                                         June 25
--------------------------------------------------------------------------------
Draft or ALJ Proposed Decision                      August 4
--------------------------------------------------------------------------------
Comments on PD                                      August 25
--------------------------------------------------------------------------------
Reply Comments on PD                               September 2
--------------------------------------------------------------------------------
Commission Financing Order                         September 3
--------------------------------------------------------------------------------
Rate Reduction Bonds Issued/FTA Charges       October-December 1997
Implemented
--------------------------------------------------------------------------------

          C.   PROPOSED SCHEDULE RELATING TO THE SEC
               -------------------------------------

--------------------------------------------------------------------------------
               ACTION                             PROPOSED TIMING
--------------------------------------------------------------------------------
Filing of Shelf Registration Statement               June 1997
--------------------------------------------------------------------------------
Comments from the SEC                                  July
--------------------------------------------------------------------------------
Response to Comments from the SEC                      July
--------------------------------------------------------------------------------
Filing of Amendment No. 1 to the Shelf                 July
Registration Statement
--------------------------------------------------------------------------------
Comments from the SEC                                 August
--------------------------------------------------------------------------------
Response to Comments from the SEC                     August
--------------------------------------------------------------------------------

___________________________

/1/ It is possible that the issuance of the Rate Reduction Bonds will be made pursuant to private offering. See Item III.6.D in the response to Open Issues. Accordingly, the above proposed schedule relating to the SEC will be modified, and PG&E will notify the Bank of any such modifications. In any event, PG&E expects that the Rate Reduction Bonds will be issued not later then 12/31/97.

--------------------------------------------------------------------------------
Filing of Amendment No. 2 to the Shelf                     August
Registration Statement
--------------------------------------------------------------------------------
Comments from the SEC                                    September
--------------------------------------------------------------------------------
Response to Comments from the SEC                        September
--------------------------------------------------------------------------------
Filing of Amendment No. 3 to the Shelf                   September
Registration Statement/2/
--------------------------------------------------------------------------------
Registration Statement Declared Effective                September
--------------------------------------------------------------------------------
Bond Offering and Pricing                             October-December
--------------------------------------------------------------------------------

          D.   Proposed Schedule Relating to the Rating of the RRBs
               ----------------------------------------------------

--------------------------------------------------------------------------------
               ACTION                                  PROPOSED TIMING
--------------------------------------------------------------------------------
Submission of Draft Transaction Documents to              July 1997
Rating Agencies
--------------------------------------------------------------------------------
Comments from the Rating Agencies                           July
--------------------------------------------------------------------------------
Meetings with the Rating Agencies                           July
--------------------------------------------------------------------------------
Revision of Transaction Documents                          August
--------------------------------------------------------------------------------
Rating of Rate Reduction Bonds                             October
--------------------------------------------------------------------------------

          E.   PROPOSED SCHEDULE RELATING TO THE IRS
               -------------------------------------

--------------------------------------------------------------------------------
               ACTION                                  PROPOSED TIMING
--------------------------------------------------------------------------------
Additional Comments, if any, from the IRS                    /3/
--------------------------------------------------------------------------------
Response to Additional Comments from the IRS, if             /3/
any
--------------------------------------------------------------------------------
Issuance of Tax Ruling by the IRS                     Third Quarter 1997
--------------------------------------------------------------------------------

          F.   PROPOSED SCHEDULE RELATING TO THE CALIFORNIA FRANCHISE TAX BOARD
               ----------------------------------------------------------------

--------------------------------------------------------------------------------
               ACTION                                  PROPOSED TIMING
--------------------------------------------------------------------------------
Filing of Request for Ruling                          Third Quarter 1997
--------------------------------------------------------------------------------
Issuance of Tax Ruling by the Franchise Tax Board    Fourth Quarter 1997
--------------------------------------------------------------------------------


______________________________________

/2/PG&E anticipates that there will be approximately three amendments to the Shelf Registration Statement prior to the effectiveness thereof. There may be more or fewer amendments required depending on various factors, including the nature and quantity of comments received from the SEC.
/3/The Company has responded to all inquiries received to date from the IRS. It is unknown whether any additional requests for information will be forthcoming. Responses would be made as quickly as possible to any future data requests.

                          PART TWO OF APPLICATION OF
                          --------------------------
                       PACIFIC GAS AND ELECTRIC COMPANY
                       --------------------------------
                       TO THE CALIFORNIA INFRASTRUCTURE
                       --------------------------------
                         AND ECONOMIC DEVELOPMENT BANK
                         -----------------------------

                             RATE REDUCTION BONDS
                             --------------------

                           I.   GENERAL INFORMATION
                                -------------------

1.   Date of Application:          Part One:         May 6, 997
                                   Part Two:         October 28, 1997

2.   Identification of Applicant:  Pacific Gas and Electric Company

3.   Address of Applicant:         (mailing address)   Mail Code B8A
                                                       P.O. Box 770000
                                                       San Francisco, CA  94177

                                   (street address)    77 Beale Street
                                                       San Francisco, CA  94105

4.   Contact Person::              Julia B. York, Project Manager

5.   Phone Contact:                (415) 973-4440

6.   Facsimile Contact:            (415) 973-5022

7.   E-mail Address:               JBY1@PGE.com

8. Long-Term and Short-Term Senior Unsecured Debt Ratings of the Applicant or its Parent:

                              Long-Term             Short-Term
                              ---------             ----------
     Standard & Poor's            A                     A-1
     Moody's                      A2                    P-1

          II.  INFORMATION ON APPLICATION FOR FINANCING ORDER
               ----------------------------------------------
1. Date of application to the California Public Utilities Commission for a Financing Order.

     May 6, 1997

2. Please attach a copy of the application for the Financing Order including all attachments and exhibits. If the application for Financing Order has not been made, please provide the Bank with a copy of the application as soon as it has been filed.

     A copy of PG&E's application with the California Public Utilities Commission (CPUC) was provided to the Bank with Part One of this Application.

3. Please keep the Bank informed of any written communication with the CPUC regarding the Financing Order. Send two copies of all communication to and from the CPUC to Glenn Stober, California Trade and Commerce Agency, 801 K Street, Suite 1700, Sacramento, CA 95814.

     PG&E acknowledges the requirement that it keep the Bank on notice of all written communication with the CPUC regarding the Financing Order and will continue to send two copies of all such communications to the address set forth above.

                      III. APPLICATION FORM A - PART TWO
                           -----------------------------

     (All capitalized terms used herein and not otherwise defined shall have the meaning specified in the SEC Registration Statement.)

1.   Par amount (or maximum amount ) of RRBs proposed to be issued.

In Decision 97-09-055, the CPUC authorized the issuance of an aggregate principal amount of up to $3.5 billion of Rate Reduction Certificates. The exact amount of the issuance will be determined when the Certificates are priced using the sizing model approved by the CPUC.

2. Attach copies of the offering documents and legal agreements (current drafts are acceptable).

     The following draft offering documents and legal agreements are attached hereto, respectively, as Exhibits A through L. These documents are currently being negotiated and are subject to revision. PG&E will arrange to have updated documents provided to the Bank as they become available.

     Document                                                         Exhibit
     --------                                                         -------

     Administrative Services Agreement                                   A
     Amended and Restated Declaration and Agreement of Trust             B
     Amended and Restated Limited Liability Company Agreement            C
     Amendment No. 2 to SEC Registration Statement                       D
     Declaration and Agreement of Trust                                  E
     Fee and Indemnity Agreement                                         F
     Note Indenture                                                      G
     Note Purchase Agreement                                             H
     Notification Registration                                           I
     Transition Property Purchase and Sale Agreement                     J
     Transition Property Servicing Agreement                             K
     Underwriting Agreement                                              L

3.   Provide an updated listing of transaction participants.

     Please see the updated list of transaction participants attached hereto as Exhibit M.

4. Provide a revised financing schedule showing all activities leading to the issuance of each series of RRBs subject to this application.

     Subject to market conditions and unforeseen contingencies that could affect the timing of the activities listed below, PG&E expects the Certificates to be issued by the end of December 1997. The following is a list of activities leading to the issuance of the Certificates pursuant to this schedule:

   . Respond to SEC comments on Registration Statement as required . Receive preliminary ratings
   .  SEC Registration Statement declared effective
   .  Bank approval of  issuance resolution
   .  Investor roadshow
   .  Pre-pricing
   .  Price transaction
   .  File Issuance Advice Letter with CPUC
   .  Receive Final Rating
   .  Pre-closing (final documents)
   .  Closing

5. Provide updated bond sizing and cash flow schedules for the proposed issuance(s) detailing the structure of each series of RRBs. Include projections of the fixed transition amounts to be collected and the projected debt service on th e RRBs.

     Based on market conditions as of October 6, 1997, the weighted average coupon for the Rate Reduction Certificates is projected to be 6.30%. Based on this assumption, the size of the issuance necessary to support the 10% rate reduction for small customers is approximately $2.90 billion. The weighted average coupon and size of the offering will change based on market conditions when the Certificates are priced. Please see the response to question number eight for detailed pricing assumptions.

     Please see the updated bond sizing and cash flow schedules, containing the information set forth in the above requirements, attached hereto as Exhibits N and O, respectively.

6. Provide a description of the proposed structure for the RRBs, e.g., will there be different classes of securities, or will a "pass-through" or some other structure be utilized?

     The Certificates will consist of Classes issued by "Name" Special Purpose Trust PG&E-1 (the "Trust"). It is currently expected that there will be five such Classes, although the number of Classes, and the size and expected final maturity date of each, may change depending upon market conditions. Each Class of Certificates will correspond to a Class of Notes issued by the Note Issuer, and will represent undivided interests in the related Class of Notes. The Notes are secured by the

     Transition Property and certain other assets of the Note Issuer (including the Collection Account).

     All payments in respect of the Notes will be "passed through" to Certificateholders. All collections in respect of the Transition Property and other assets of the Note issuer with respect to any Payment Date in excess of amounts payable as (a) expenses of the Note Issuer and the Trust,
     (b) payments of Quarterly Principal of and interest on the Notes, (c) allocations to the Overcollateralization Subaccount and (d) allocations to the Capital Subaccount, will be allocated to the Reserve Subaccount, and will be available to cover any shortfalls in collections on any subsequent Payment Date. The maximum principal payment on the Notes on any quarterly Payment Date ("Quarterly Principal") shall equal the excess, if any, of the then outstanding principal balance of the Notes over the outstanding principal balance specified for such Payment Date on the applicable Expected Amortization Schedule.

     The Notes will bear a fixed rate of interest, whereas the interest rate on the corresponding Certificates may be fixed or floating. If the State Treasurer's Office and the underwriters determine that a portion of the Certificates should bear a floating rate, the Trust, in effect, will enter into a swap agreement with a swap counterparty whereby the Trust will make fixed rate payments to, and receive floating rate payments from, the swap counterparty. The Trust will in turn make floating rate payments to floating rate Certificateholders.

7. Provide the target credit ratings for each series of RRBs from each rating agency from which a rating is expected to be requested. Discuss the credit structure proposed for the financing and the types and amounts of internal and external "credit enhancement" to be provided that support that rating. Describe how the recommended levels of "credit enhancement" were determined.

     Target Credit Ratings for all Classes of Rate Reduction Certificates PG&E-
     1:

     Standard & Poor's  AAA
     Moody's            Aaa
     Fitch              AAA

     Credit Enhancement:
     ------------------

     There are two primary forms of credit enhancement: the "True-Up Mechanism" and certain amounts available in the Collection Account. The final form and amounts of credit enhancement are subject to rating agency confirmation. The recommended levels of credit enhancement were determined (a) based upon the collective judgment of the underwriters and (b) in a manner consistent with the other aspects of the transaction (e.g., requirement to achieve the necessary characterization of the transaction for tax purposes).

     True-Up Mechanism

     The Servicing Agreement requires the Servicer to seek, and the Statute and the Financing Order require the CPUC to approve, periodic adjustments to the FTA Charges based on actual FTA Collections and updated assumptions by the Servicer as to projected future usage of electricity by Customers, future expenses relating to the Transition Property, the Notes and the Certificates, and expected customer delinquencies and write-offs. The adjustments to the FTA Charges will continue until all interest on and principal of all Series of Notes and corresponding Series of Certificates have been paid or distributed in full.

     Collection Account

     Upon issuance of the Notes, the Note Issuer will establish the Collection Account, which will be held by the Note Trustee for the benefit of the Noteholders. The Collection Account will consist of four subaccounts, two of which (the "Overcollateralization Subaccount" and the "Capital Subaccount") are designed to provide credit enhancement for the Notes, and the funds on deposit therein may be used to make payments on the Notes in the event of a shortfall in FTA Collections (as further specified in the Indenture).

     .    Overcollateralization Subaccount

          The Financing Order permits the Servicer to set the FTA Charges at levels that are expected to produce FTA Collections in amounts that exceed the amounts expected to be required to make all payments on the Notes and distributions on the Certificates in turn in a timely manner and to pay all related fees and expenses. The aggregate required amount of such excess shall equal 0.50% of the initial principal amount of the Notes. Such amount shall be collected ratably over 40 quarters.

     .    Capital Subaccount

          Upon the issuance of each Series of Notes, the Seller will contribute capital to the Note Issuer in an amount specified in each Prospectus Supplement, which is expected to equal 0.50% of the initial principal amount of each such Series of Notes. Such amount, less $100,000 in the aggregate for all Series of Notes, will be deposited in to the Capital Subaccount.

8. Indicate the date for which interest rates in the bond sizing schedules apply and the detailed pricing assumptions behind each maturity, e.g., the appropriate US Treasury index maturity and spread assumptions.

     Like other debt securities, the Rate Reduction Certificates will be priced relative to a benchmark security. Fixed-rate Certificates will be priced relative to a comparable term US Treasury security, while floating rate Certificates will be priced relative to a floating rate index known as LIBOR (the London Interbank Offering Rate). The appropriate term for the benchmark generally is based on the expected average life of the Certificates, i.e., the expected average principal repayment date, not the expected final maturity date

     Following are detailed pricing assumptions based on Treasury yields and indicative credit spreads as of October 6, 1997. This information is provided for indicative purposes only. Final pricing and structure will be determined by the State Treasurer's Office and the underwriters based on market conditions at the time the Certificates are priced.

     ---------------------------------------------------------------------------
       Class        Expected      Benchmark    Current Credit   Quarterly
                  Average Life      Yield         Spreads         Coupon
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
        A-1        1.21 years       5.57%          0.45%           5.98%
     ---------------------------------------------------------------------------
        A-2        3.22 years       5.71%          0.40%           6.06%
     ---------------------------------------------------------------------------
        A-3        5.22 years       5.81%          0.45%           6.22%
     ---------------------------------------------------------------------------
        A-4        7.22 years       5.95%          0.50%           6.40%
     ---------------------------------------------------------------------------
        A-5        9.22 years       5.93%          0.55%           6.43%
     ---------------------------------------------------------------------------

9. Provide a schedule of sources and uses of funds for each series of RRBs showing par (less any discount) plus accrued interest, if any, as sources and acquisition of transition property, underwriting fees and costs of issuance as uses. Provide a detailed breakdown of proposed costs of issuance and underwriting fees and expenses.

     Following is a schedule detailing sources and uses of funds. In Decision 97-09-055, the CPUC authorized issuance costs up to a maximum of $25 million.

     Sources:
     Rate Reduction Certificates, Series 1997 (1)           $2,899,000,000

     Uses:
      Purchase of Transition Property (2), including:       $2,899,000,000
      Underwriting fees                                (2)
      Underwriting expenses                            (2)
      Company counsel                          $2,000,000
      Underwriters counsel                             (2)
      Bond counsel                                     (2)
      Accounting Fees                            $200,000
      Rating Agency Fees                               (2)

     SEC Registration Fees                      $878,000
     Infrastructure Bank Fees                         (2)
     State Treasurer Fees                             (2)
     Printing Fees                                    (2)
     Fair Value Opinion (3)                      $40,000
     Trustee Fees                                     (2)
     SPE set-up fees                             $25,000
     Advisor Fees                                $50,000

(1) The final size of the transaction will change based on market conditions at the time of issuance.
(2) To be determined by the State Treasurer's Office and/or the Infrastructure Bank
(3)  Required by PG&E's First and Refunding Mortgage Indenture Trustee

10. Describe the status of legal opinions regarding bankruptcy "true sale" and the IRS ruling on debt for tax treatment and identify whether any open issues remain.

     The IRS issued a favorable private letter ruling regarding the tax treatment for this transaction on September 8, 1997. There are no open issues remaining on either the "true sale" or IRS ruling at this time.

11. What entity will serve as collection agent or servicer for the fixed transition amounts and what fees will be assessed, if any, for this function?

     PG&E will initially serve as servicer for the fixed transition amounts pursuant to the terms of the Transition Property Servicing Agreement to be entered into between PG&E, as servicer, and PG&E Funding LLC, as Note Issuer. Under the agreement, servicing fees will be established at a level sufficient to attract a replacement servicer if necessary.

                                  Appendix A
                       Administrative Services Agreement

                                  Appendix B
            Amended and Restated Declaration and Agreement of Trust

                                  Appendix C
           Amended and Restated Limited Liability Company Agreement

                                  Appendix D
              Amendment No. 2 to Form S-3 Registration Statement

                                  Appendix E
                      Declaration and Agreement of Trust

                      DECLARATION AND AGREEMENT OF TRUST


     DECLARATION AND AGREEMENT OF TRUST (the "Trust Agreement"), dated as of ______________________, 1997, between California Infrastructure and Economic Development Bank, a public body established within the state government of the State of California (the "Originator") and Bankers Trust (Delaware), a Delaware banking corporation, as trustee (the "Trustee"). The Originator and the Trustee hereby agree as follows:

     1.   Creation of Trust.
          -----------------

          a. The trust created hereby shall be known as the "California Infrastructure and Economic Development Bank Special Purpose Trust [Acronym of Utility-1]" (the "Trust"), in which name the Trustee may conduct the business of the Trust, make and execute contracts, and sue and be sued. The Originator hereby finds and determines, and hereby represents and warrants, that the Trust constitutes a "special purpose trust" under Section 63010 of the California Government Code and a "financing entity" under Section 840 of the California Public Utilities Code, and that the Trust is being established to issue "rate reduction bonds" under Section 840 of the California Public Utilities Code.

          b. The Originator hereby assigns, transfers, conveys and sets over to the Trustee the sum of $1. The Trustee hereby acknowledges receipt of such amount in trust from the Originator, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Originator. It is the intention of the parties hereto that the Trust created hereby constitute a not-for-profit business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (S) 3801 et seq. and that this document constitute the governing instrument of the Trust. The Trustee is hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in the form attached as Exhibit A hereto.

          c. The Originator and the Trustee will enter into an amended and restated Declaration and Agreement of Trust, satisfactory to each such party, to provide more fully for the contemplated purpose and operation of the Trust created hereby. Prior to the execution and delivery of such amended and restated Declaration and Agreement of Trust, (a) the Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law, and (b) the Originator on behalf of the Trust may execute an underwriting contract and related documents on behalf of the Trust in order to provide for the offer and sale of the "rate reduction bonds" to be issued by the Trust.

     2.   Concerning the Trustee.
          ----------------------

          a. Except as otherwise expressly required by Section 1 of this Trust Agreement, unless specifically authorized in writing by the Originator and consented to by the Trustee, the Trustee shall not have any duty or obligation with respect to the administration of the Trust, the investment of the Trust's property or the payment of dividends or other distributions of income or principal to the Trust's beneficiaries. The Trustee shall not be liable for the acts or omissions of the Originator or any Authorized Officer thereof (as hereinafter defined) and shall owe no other fiduciary duties to the Trust or its beneficiaries other than as expressly provided for in this Section 2.

          b. The Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Trust Agreement. The Trustee shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence. In particular, but not by way of limitation:

               i. The Trustee shall not be personally liable for any error of judgment made in good faith;

               ii. No provision of this Trust Agreement shall require the Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               iii. Under no circumstance shall the Trustee be personally liable for any indebtedness of the Trust; and

               iv. The Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Originator.

          c. The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the Chair or the Executive Director of the Originator (the "Authorized Officer"), as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          d. In the exercise or administration of the trusts hereunder, the Trustee (i) may act directly or, at the expense of the Trust, through agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care; and (ii) may, at the expense of the Trust, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

          e. Except as expressly provided in this Section 2, in accepting and performing the trusts hereby created the Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated by this Trust Agreement shall look only to the Trust's property for payment or satisfaction thereof.

     3.   Indemnification.  The Originator shall indemnify, defend and hold
          ---------------
harmless the Trust and the Trustee and any of the officers, directors, employees and agents of the Trust and the Trustee (the "Indemnified Persons") from and against any and all costs, expenses, disbursements (including the reasonable fees and expenses of counsel), losses, claims, taxes, damages and liabilities of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the execution, delivery or performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Originator shall not indemnify any Indemnified Person for any costs, expenses, disbursements, losses, claims, taxes, damages or liabilities which are a result of the willful misconduct, bad faith or gross negligence of such Indemnified Person.

     4.   Counterparts.  This Trust Agreement may be executed in one or more
          ------------
counterparts.

     5.   Resignation.  The Trustee may resign upon thirty days prior written
          -----------
notice to the Originator.

     6.   Governing Law.  This Trust Agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that matters regarding the authority of the Originator and the validity of actions taken by the Originator hereunder shall be governed by the laws of the State California.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                       BANKERS TRUST (DELAWARE),     as Trustee


                                       By:  ____________________________________
                                            M. Lisa Wilkins
                                            Assistant Secretary


                                       CALIFORNIA INFRASTRUCTURE AND ECONOMIC
                                       DEVELOPMENT BANK, as Originator


                                       By:  ____________________________________
                                            Christopher S. Holben
                                            Chairperson

                                                                       EXHIBIT A

                        [FORM OF CERTIFICATE OF TRUST]

                            CERTIFICATE OF TRUST OF
            CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK
                             SPECIAL PURPOSE TRUST
                            [Acronym of Utility-1]


     THIS Certificate of Trust (the "Trust"), dated ____________, 1997, is being duly executed and filed by Bankers Trust (Delaware), a Delaware banking corporation, as trustee, to form a not-for-profit business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

     1.   Name.  The name of the business trust formed hereby is the "California
          ----
Infrastructure and Economic Development Bank Special Purpose Trust [Acronym of Utility-1]."

     2.   Delaware Trustee.  The name and business address of the trustee of the
          ----------------
Trust in the State of Delaware is Bankers Trust (Delaware), E. A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266, Attention: Corporate Trustee Administration.

     3.   Effective Date.  This Certificate of Trust shall be effective as of
          --------------
the date filed.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.



                                  BANKERS TRUST (DELAWARE),
                                  as Trustee


                                  By:  _________________________________________
                                       M. Lisa Wilkins
                                       Assistant Secretary

                                  Appendix F
                          Fee and Indemnity Agreement

                                  Appendix G
                                Note Indenture

                                  Appendix H
                            Note Purchase Agreement

                                  Appendix I
                           Notification Registration

                                        FILE NO.________________________________
                                        VAL. NO.________________________________
                                        AMT.__________DATE______________________
                                        FOR OFFICE USE ONLY

                               STATE OF FLORIDA

                       DEPARTMENT OF BANKING AND FINANCE

                DIVISION OF SECURITIES AND INVESTOR PROTECTION

                             TALLAHASSEE, FLORIDA

NOTIFICATION REGISTRATION  -  SECTION 517.082, FLORIDA STATUTES

(Notification may be made by the issuer, by a registered dealer, by any person on whose behalf the offering is to be made, or by a duly authorized agent of such person.)

NOTE: The general information required on this form must be supplied by every notifier. A fee of $1,000 shall accompany every application for registration. Checks should be payable to: Robert F. Milligan, Comptroller.

NOTICE:   THIS FORM IS TO BE USED ONLY WHERE A REGISTRATION STATEMENT COVERING
------
THE SECURITIES AND OFFERING DESCRIBED HEREIN HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THERE IS NO PROHIBITION FROM THE REGISTRATION UNDER
SECTION 517.082 (3), FLORIDA STATUTES

PART I.     GENERAL INFORMATION
------      -------------------

Item 1.   Name and Address of the issuer and principal office.

          CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK
          SPECIAL PURPOSE TRUST PG&E-1
          C/O PG&E FUNDING LLC (AS DEPOSITOR OF THE TRUST)
          245 MARKET STREET, ROOM 424
          SAN FRANCISCO, CA 94105

Federal Employer Identification (FEID) Number:    94-3274751
                                              --------------

Item 2. Name, address and Telephone Number of correspondent to whom notice and communications regarding this notification may be sent.

                            G.DOUGLAS JOHNSON, ESQ.

Cravath, Swaine & Moore, Worldwide Plaza, 825 8/th/ Avenue NY, NY 10019

Item 3.   Name and address of Notifier.

          CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK
          SPECIAL PURPOSE TRUST PG&E-1
          C/O PG&E FUNDING LLC (AS DEPOSITOR OF THE TRUST)
          245 MARKET STREET, ROOM 424
          SAN FRANCISCO, CA 94105

Item 4.   Issuer organized under the laws of DELAWARE    DATE       July 1, 1997
                                                             -------------------

Item 5. Notification Registration under Section 517.082, Florida Statutes, is made for the securities to be effectively registered under

                          SEC Reg. No.      333-30715
                                     ----------------

PART II . NOTIFIER SHALL FURNISH THE FOLLOWING EXHIBITS, EXHIBITS MAY NOT BE
          ------------------------------------------------------------------
INCORPORATED BY REFERENCE
-------------------------

Exhibit 1. One copy of Initial Registration Statement filed with the Securities and Exchange Commission unless effective with the SEC upon filing with the Department.
DOSIP-S-3-91,  REVISED 1/91

Exhibit 2. Issuer's Consent to Service of Process and Corporate Resolution to be executed upon Division of Securities and Investor Protection forms or appropriate Securities and Exchange Commission forms.


Exhibit 3. One copy of the Final Pricing Amendment/Prospectus.

** For renewal purposes: an issuer need not submit Exhibit 1. A copy of the current prospectus may be submitted for Exhibit 3.


PART III  THROUGH EXECUTION OF THIS APPLICATION, NOTIFIER HEREBY AGREES THAT IT
--------  ---------------------------------------------------------------------
          WILL:
          -----

1.        Furnish any other information requested by the Department.

2. Notify the Department by telegraphic notice effective registration with SEC within 10 business days of such registration unless effective
                   ------
          with the SEC upon filing with the Department.

3.        Furnish all documents with 60 days of such registration.

4. Make all sales in Florida through the Issuer lawfully registered with the Department as a dealer or through any other dealer lawfully registered with the Department.

Signed this         24/th/  day of       September    , 1997
              ------------         -------------------

                                                          Linda Y.H. Cheng
                                                          -------------------

                                                             NAME OF NOTIFIER

                                         By:  /s/  Linda Y.H. Cheng
                                              ---------------------
                                              SIGNATURE, PRINTED NAME AND
                                              OFFICIAL CAPACITY OF PERSON
                                                   SIGNING FOR NOTIFIER
                                          Assistant Corporate Secretary, PG&E
STATE OF            )                    Funding LLC (as depositer of the Trust)
                    )  SS.
COUNTY OF           )

Linda Y.H. Cheng    being duly sworn, deposes and says that he signed the
-------------------
foregoing notification as Assistant Corporate Secretary (Official Capacity) of
                          -----------------------------
the above-named notifier having full authority to sign such notification and has examined the exhibits required to be submitted with such notification and that the information contained therein is true; and that no material fact in answer to the several questions has been omitted.

Subscribed and Sworn to before me this

24/th/ day of September ____________, 1997

                                                  /s/  Lyn Susan Nicholson

                                                  NOTARY PUBLIC  (Notarial Seal)

     My Commission expires :_____________

                                              *____________Corporation does not

________________________________________________________________________________
NOTE: THE REGISTRATION PURSUANT TO SECTION 517.082, FLORIDA STATUTES IS SUBJECT TO RECEIPT OF ALL DOCUMENTS AS REQUIRED

ALL OFFERS AND SALES IN FLORIDA MUST BE MADE BY THE ISSUER AS A REGISTERED
                FLORIDA DEALER OR OTHER REGISTERED FLORIDA DEALERS

                                  Appendix J
                Transition Property Purchase and Sale Agreement

                                  Appendix K
                    Transition Property Servicing Agreement

                                  Appendix L
                            Underwriting Agreement

                                  Appendix M
                           Transaction Participants


State of California
-------------------

California Infrastructure and Economic Development Bank
801 K Street, Suite 1700
Sacramento, CA  95814

California State Treasurer
915 Capitol Mall, Room 110
Sacramento, CA  95814

Legal Counsel
-------------

Brown & Wood LLP
555 California Street, 50th Floor
San Francisco, CA  94104
(415) 772-1200

Cravath Swaine & Moore
Worldwide Plaza
825 8th Avenue
New York, NY  10019-7475
(212) 474-1000

Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA 94111-3143
(415) 392-1122

Underwriters, Co-Managers and Advisors
--------------------------------------

Morgan Stanley & Company Incorporated
1585 Broadway
New York, NY 10036
(212) 761-4000


Lehman Brothers
Three World Financial Center
200 Vesey Street
New York, NY 10285
(212) 526-7000

Bear Sterns & Co.
245 Park Avenue
New York, NY 10167

Merrill Lynch & Co.
World Financial Center, North Tower
250 Vesey Street, 10th Floor
New York, NY 10281

J.P. Morgan Securities, INC
60 Wall Street
New York, NY 10260-0060
(212) 483-2323

Artemis Capital Group
505 Montgomery Street, Suite 820
San Francisco, CA  94111
(415) 982-5804

Blaylock & Partners, L.P.
609 Fifth Avenue, 12th Floor
New York, NY  10017
(800) 586-5515

Coast Partners Securities, Inc.
601 California Street, Suite 1400
San Francisco, CA 94108
(415) 781-1822

Redwood Securities
600 California Street, Suite 1650
San Francisco, CA 94108-2408
(415) 954-0663

Metropolitan West Securities
915 L Street, Suite 1105
Sacramento, CA 95814
(916) 441-6200

Public Resource Advisory Group
3550 Wilshire Blvd., Suite 1630
Los Angeles, CA 90010
(213) 380-9344

Trustee (Delaware, Certificate and Note)
----------------------------------------

Bankers Trust Company
Four Albany Street, 10th Floor
New York, NY  10006

Rating Agencies
---------------

Fitch Investor Services
One State Street Plaza
New York, NY 10004
(212) 908-0500

Moody's Investor Services, INC
99 Church Street
New York, NY 10007
(212) 553-0300

Standard & Poor's Rating Services
25 Broadway
20th Floor
New York, NY 10004
(212) 208-1723

                                  Appendix N
                               Bond Sizing Model

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4-A


RATE REDUCTION BONDS - SIZING CALCULATIONS
INPUT PAGE
($ in millions)

1    Target revenue reduction 1/1/1998 - 3/31/2002:
     ----------------------------------------------
2                                                                  1998       1999        2000          2001      2002
                                                                   ----       ----        ----          ----      ----
3    Annual revenue reduction with 10% rate reduction               $412      $416        $422          $427      $104
4    Total revenue reduction                                      $1,781
5
6                                                                3/31/98   6/30/98     9/30/98      12/31/98   3/31/98   6/30/99
                                                                 -----------------------------------------------------------------
7    Quarterly revenue reduction with 10% rate reduction            $103      $103        $103          $103      $104     $104
8    Total revenue reduction                                      $1,781
9

1    Target revenue reduction 1/1/1998 - 3/31/2002:
     ----------------------------------------------
2
3    Annual revenue reduction with 10% rate reduction
4    Total revenue reduction
5
6                                                            9/30/99    12/31/99   3/31/00   6/30/00   9/30/00   12/31/00  3/31/01
                                                             ---------------------------------------------------------------------
7    Quarterly revenue reduction with 10% rate reduction       $104         $104      $105      $105      $105       $105     $107
8    Total revenue reduction

1   Target revenue reduction 1/1/1998 - 3/31/2002:
     ----------------------------------------------
2
3    Annual revenue reduction with 10% rate reduction
4    Total revenue reduction
5
6                                                                6/30/01   9/30/01    12/31/01   3/3
                                                                 -----------------------------------
7    Quarterly revenue reduction with 10% rate reduction            $107      $107        $107     $
8    Total revenue reduction

10   Transition cost amortization without debt financing:
     ----------------------------------------------------
11
12   Amortization period                                               4   years             1   quarter(s)
13   Number of amortization periods                                   17   quarters
14
15   Annual authorized pretax transition cost return                9.65%
16
17   Franchise fees & uncollectibles                                 2.0%
18
19   Transition cost amortization with debt financing:
     -------------------------------------------------
20
21   Amortization period                                              10   years             0   quarters
22   Number of amortization periods                                   40   quarters
23
24                                                                Annual             Quarterly
                                                                  ------             ---------
25   Interest (pre-tax carrying cost)                               6.30%                 1.58%  (percentage of outstanding
                                                                                                  principal balance)
26
27   Refundable costs/fees                                          1.50%                 0.38%  (percentage of outstanding
                                                                                                  principal balance)
28
29   Non-refundable costs/fees                                     $0.11                 $0.03   (fixed dollar amount)
30
31   Annual authorized pre-tax rate of return                      13.56%
32
33   Rate reduction bond type                                          2   (Constant-principal)
34   (Enter 1 for mortgage-style, 2 for constant-principal)
35
36   Overcollateralization Percentage                               0.50%  (percentage of original principal)
37
38   Overcollateralization Amount                                  $14.5
39
40   Bond issuance expenses                                        $25.0
41
42   Transition cost amounts financed:
     ---------------------------------
43                                                            Net assets         Financed Taxes
                                                             -----------         --------------
44   Generic Asset                                                $1,703                 $1,171
                                                             -----------         --------------
45
46   Total Net Assets plus Financed Taxes                         $2,874

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4-A



RATE REDUCTION BONDS--SIZING CALCULATIONS
17-QUARTER AMORTIZATION CASE
($ in millions)

Assumptions:    17-quarter amortization
-----------
                9.65% pre-tax carrying cost
1                                                           12/31/97  3/31/98  6/30/98  9/30/98  12/31/98  3/31/99  6/30/99
                                                            ---------------------------------------------------------------
2   Rate-Base Balances
    ------------------
3
4   EOY Transition Cost-Rate Base Balance                      1,703        -        -        -     1,302        -        -
5   Annual Transition Cost-Rate Base Depreciation                           -        -        -       401        -        -
6   Average Pre-tax Return on Average Balance                               -        -        -     1,503        -        -
7   Annual Pre-tax Return on Average Balance                       -        -        -        -       145        -        -
8
9
10  Financed Taxes:
    ---------------
11
12  EOY Financed Taxes Balance                                 1,171        -        -        -       896        -        -
13  Annual Financed Taxes Amortization                                      -        -        -       276        -        -
14
15
16  Quarterly Revenue Requirement, 17-quarter Amortization
    ------------------------------------------------------
17
18  Transition Cost-Rate Base Description (In 5 + 4)                      100      100      100       100      100      100
19  Pre-tax Return on Transition Cost-Rate Base (In 7 + 4)                 36       36       36        36       27       27
20  Financed Tax (In 13 + 4)                                               69       69       69        69       69       69
21  Subtotal (In 18 + In 19 + In 20)                                      205      205      205       205      196      196
                                                                          -------------------------------------------------
22  Franchise Fees & Uncollectibles                                         4        4        4         4        4        4
                                                                          -------------------------------------------------
23  Total Revenue Requirement, 1/1/1998-3/31/2002                         210      210      210       210      200      200
                                                                          =================================================

RATE REDUCTION BONDS--SIZING CALCULATIONS
17-QUARTER AMORTIZATION CASE
($ in millions)

Assumptions:    17-quarter amortization
------------
                9.65% pre-tax carrying cost
1                                                            9/30/99  12/31/99  3/31/00  6/30/00  9/30/00  12/31/00  3/31/01
                                                             ---------------------------------------------------------------
2   Rate-Base Balances
    ------------------
3
4   EOY Transition Cost-Rate Base Balance                         -       902        -        -        -       501        -
5   Annual Transition Cost-Rate Base Depreciation                 -       401        -        -        -       401        -
6   Average Transition Cost-Rate Base Balance                     -     1,102        -        -        -       701        -
7   Annual Pre-tax Return on Average Balance                      -       106        -        -        -        68        -
8
9
10  Financed Taxes:
    --------------
11
12  EOY Financed Taxes Balance                                    -       620        -        -        -       344        -
13  Annual Financed Taxes Amortization                            -       276        -        -        -       265        -
14
15
16  Quarterly Revenue Requirement, 17-quarter Amortization
    ------------------------------------------------------
17
18  Transition Cost-Rate Base Description (In 5 + 4)            100       100      100      100      100       100      100
19  Pre-tax Return on Transition Cost-Rate Base (In 7 + 4)       27        27       17       17       17        17        7
20  Financed Tax (In 13 + 4)                                     69        69       69       69       69        69       69
                                                                -----------------------------------------------------------
21  Subtotal (In 18 + In 19 + In 20)                            196       196      186      186      186       186      176
22  Franchise Fees & Uncollectibles                               4         4        4        4        4         4        4
                                                                -----------------------------------------------------------
23  Total Revenue Requirement, 1/1/1998-3/31/2002               200       200      190      190      190       190      180
                                                                ===========================================================

RATE REDUCTION BONDS--SIZING CALCULATIONS
17-QUARTER AMORTIZATION CASE
($ in millions)

Assumptions:    17-quarter amortization
-----------
                9.65% pre-tax carrying cost
1                                                             6/30/01  9/30/01  12/31/01  3/31/02
                                                              -----------------------------------
2     Rate-Base Balances
      ------------------
3
4     EOY Transition Cost-Rate Base Balance                         -        -       100        0
5     Annual Transition Cost-Rate Base Depreciation                 -        -       401      100
6     Average Transition Cost-Rate Base Balance                     -        -       301       50
7     Annual Pre-tax Return on Average Balance                      -        -        29        5
8
9
10    Financed Taxes:
      --------------
11
12    EOY Financed Taxes Balance                                    -        -        69        0
13    Annual Financed Taxes Amortization                            -        -       276       69
14
15
16    Quarterly Revenue Requirement, 17-quarter Amortization
      ------------------------------------------------------
17
18    Transition Cost-Rate Base Description (In 5 + 4)            100      100       100      100
19    Pre-tax Return on Transition Cost-Rate Base (In 7 + 4)        7        7         7        5
20    Financed Tax (In 13 + 4)                                     69       69        69       69
                                                                  -------------------------------
21    Subtotal (In 18 + In 19 + In 20)                            176      176       176      174
22    Franchise Fees & Uncollectibles                               4        4         4        4
                                                                  -------------------------------
23    Total Revenue Requirement, 1/1/1998-3/31/2002               180      180       180      177
                                                                  ===============================

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4-A


RATE REDUCTION BONDS--SIZING CALCULATIONS
BOND-ISSUANCE CASE
($ in millions)

Assumptions:   10-year amortization
------------
               6.3% pre-tax carrying cost

1                                                             12/31/97       3/31/98    6/30/98  9/30/98   12/31/98   3/31/99
                                                           -----------------------------------------------------------------------
2    Debt Service
     ------------
3
                         ----------------------------
4    Principal Payment   Sum of payments = $ 2,899 MM                        72.5      72.5      72.5      72.5       72.5
                         ----------------------------
5    Interest Payment                                                        45.7      44.5      43.4      42.2       41.1
6    Refundable Ongoing Costs/Fees                                           10.9      10.6      10.3      10.1        9.8
7    Non-refundable Ongoing Cost/Fees                                         0.0       0.0       0.0       0.0        0.0
8    Overcollateralization                                                    0.4       0.4       0.4       0.4        0.4
                                                           ------------------------------------------------------------------------
9    Quarterly Total Debt Service & Fees                                    129.0     127.6     126.2     124.8      123.4
                                                           ========================================================================
10
11   Refundable Ongoing Costs/Fees Credit
     ------------------------------------
12
13   Quarterly Total Refundable Ongoing Costs/Fees Credit                     (11)      (10)      (10)      (10)       (10)
14   Overcollateralization Refund                                               -         -         -         -          -
15
16   Financed Taxes Carrying Cost Credit
     -----------------------------------
17
18   EOQ Balance of Financed Taxes                            1,171         1,142     1,113     1,083     1,054      1,025
19   Financed Taxes Amortization (reduce per ln 1)                             29        29        29        29         29
20   Average Balance of Financed Taxes                                          -         -         -     1,113          -
21   Carrying Cost on Balance of Financed Taxes                                 -         -         -     9.65%          -
22   Annual Financed Taxes Carrying Cost Credit                                 -         -         -      (107)         -
23   Quarterly Financed Taxes Carrying Cost Credit                            (27)      (27)      (27)      (27)       (24)
24
25   Quarterly Revenue Requirement on Rate Reduction Bonds
     -----------------------------------------------------
26
27   Principal Payment (ln 4)                                                  72        72        72        72         72
28   Interest Payment (ln 5)                                                   46        45        43        42         41
29   Total Ongoing Costs/Fees Credit (ln 12)                                   11        11        10        10         10
30   Refundable Ongoing Costs/Fees Credit (ln 12)                             (11)      (11)      (10)      (10)       (10)
31   Total Overcollateralization (in 8 + in 14)                                 0         0         0         0          0
32   Financed Taxes Carrying Cost Credit (in 21)                              (27)      (27)      (27)      (27)       (24)
                                                           ------------------------------------------------------------------------
33   Subtotal (in 25 + in 26 +in 27 + ln 28 + ln 29)                           92        91        89        88         90
34   Franchise Fees & Uncollectibles                                            2         2         2         2          2
                                                           ------------------------------------------------------------------------
35   Total Revenue Requirement, 12/31/98 - 12/31/07                            94        92        91        90         92
                                                           ========================================================================

Assumptions:   10-year amortization
------------
               6.3% pre-tax carrying cost

1                                                                           6/30/99   9/30/99   12/31/99  3/31/00   6/30/00
                                                           ------------------------------------------------------------------------

2    Debt Service
     ------------
3
                         ----------------------------
4    Principal Payment   Sum of payments = $ 2,899 MM                        72.5      72.5      72.5      72.5       72.5
                         ----------------------------
5    Interest Payment                                                        40.0      38.8      37.7      36.5       35.4
6    Refundable Ongoing Costs/Fees                                            9.5       9.2       9.0       8.7        8.4
7    Non-refundable Ongoing Cost/Fees                                         0.0       0.0       0.0       0.0        0.0
8    Overcollateralization                                                    0.4       0.4       0.4       0.4        0.4
                                                           ------------------------------------------------------------------------
9    Quarterly Total Debt Service & Fees                                    122.0     120.6     119.1     117.7      116.3
                                                           ========================================================================
10
11   Refundable Ongoing Costs/Fees Credit
     ------------------------------------
12
13   Quarterly Total Refundable Ongoing Costs/Fees Credit                     (10)       (9)       (9)       (9)        (8)
14   Overcollateralization Refund                                               -         -         -         -          -
15
16   Financed Taxes Carrying Cost Credit
     -----------------------------------
17
18   EOQ Balance of Financed Taxes                                            995       966       937       908        878
19   Financed Taxes Amortization (reduce per ln 1)                             29        29        29        29         29
20   Average Balance of Financed Taxes                                          -         -       995         -          -
21   Carrying Cost on Balance of Financed Taxes                                 -         -      9.65%        -          -
22   Annual Financed Taxes Carrying Cost Credit                                 -         -       (96)        -          -
23   Quarterly Financed Taxes Carrying Cost Credit                            (24)      (24)      (24)      (21)       (21)
24
25   Quarterly Revenue Requirement on Rate Reduction Bonds
     -----------------------------------------------------
26
27   Principal Payment (ln 4)                                                  72        72        72        72         72
28   Interest Payment (ln 5)                                                   40        39        38        37         35
29   Total Ongoing Costs/Fees Credit (ln 12)                                   10         9         9         9          8
30   Refundable Ongoing Costs/Fees Credit (ln 12)                             (10)       (9)       (9)       (9)        (8)
31   Total Overcollateralization (ln 8 + ln 14)                                 0         0         0         0          0
32   Financed Taxes Carrying Cost Credit (ln 21)                              (24)      (24)      (24)      (21)       (21)
                                                           ------------------------------------------------------------------------
33   Subtotal (ln 25 + ln 26 +ln 27 + ln 28 + ln 29)                           89        88        87        88         87
34   Franchise Fees & Uncollectibles                                            2         2         2         2          2
                                                           ------------------------------------------------------------------------
35   Total Revenue Requirement, 12/31/98 - 12/31/07                            91        89        88        90         89
                                                           ========================================================================

Assumptions:   10-year amortization
------------
               6.3% pre-tax carrying cost

1                                                                          9/30/00   12/31/00   3/31/01   6/30/01  9/30/01  12/31/01
                                                           -------------------------------------------------------------------------

2    Debt Service
     ------------
3
                         ----------------------------
4    Principal Payment   Sum of payments = $ 2,899 MM                        72.5      72.5      72.5      72.5       72.5    72.5
                         ----------------------------
5    Interest Payment                                                        34.2      33.1      32.0      30.8       29.7    28.5
6    Refundable Ongoing Costs/Fees                                            8.2       7.9       7.6       7.3        7.1     6.8
7    Non-refundable Ongoing Cost/Fees                                         0.0       0.0       0.0       0.0        0.0     0.0
8    Overcollateralization                                                    0.4       0.4       0.4       0.4        0.4     0.4
                                                          -------------------------------------------------------------------------
9    Quarterly Total Debt Service & Fees                                    114.9     113.5     121.1     110.7      109.3   107.8
                                                          =========================================================================
10
11   Refundable Ongoing Costs/Fees Credit
     ------------------------------------
12
13   Quarterly Total Refundable Ongoing Costs/Fees Credit                      (8)       (8)       (8)       (7)        (7)     (7)
14   Overcollateralization Refund                                               -         -         -         -          -       -
15
16   Financed Taxes Carrying Cost Credit
     -----------------------------------
17
18   EOQ Balance of Financed Taxes                                            849       819       790       761        732     702
19   Financed Taxes Amortization (reduce per ln 1)                             29        29        29        29         29      29
20   Average Balance of Financed Taxes                                          -       878         -         -          -     761
21   Carrying Cost on Balance of Financed Taxes                                 -      9.65%        -         -          -    9.65%
22   Annual Financed Taxes Carrying Cost Credit                                 -       (85)        -         -          -     (73)
23   Quarterly Financed Taxes Carrying Cost Credit                            (21)      (21)      (18)      (18)       (18)    (18)
24
25   Quarterly Revenue Requirement on Rate Reduction Bonds
     -----------------------------------------------------
26
27   Principal Payment (ln 4)                                                  72        72        72        72         72      72
28   Interest Payment (ln 5)                                                   34        33        32        31         30      29
29   Total Ongoing Costs/Fees Credit (ln 12)                                    8         8         8         7          7       7
30   Refundable Ongoing Costs/Fees Credit (ln 12)                              (8)       (8)       (8)       (7)        (7)     (7)
31   Total Overcollateralization (ln 8 + ln 14)                                 0         0         0         0          0       0
32   Financed Taxes Carrying Cost Credit (ln 21)                              (21)      (21)      (18)      (18)       (18)    (18)
                                                          -------------------------------------------------------------------------
33   Subtotal (ln 25 + ln 26 +ln 27 + ln 28 + ln 29)                           86        85        86        85         84      83
34   Franchise Fees & Uncollectibles                                            2         2         2         2          2       2
                                                          -------------------------------------------------------------------------
35   Total Revenue Requirement, 12/31/98 - 12/31/07                            88        87        88        87         86      85
                                                          =========================================================================

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4A

RATE REDUCTION BONDS--SIZING CALCULATIONS
BOND-ISSUANCE CASE
($ in millions)

Assumptions:  10-year amortization
------------
              6.3% pre-tax carrying cost

1                                                3/31/02   6/30/02   9/30/02   12/31/02   3/31/03   6/30/03   9/30/03   12/31/03
                                                 -------------------------------------------------------------------------------
2   Debt Service
    ------------
3
                       -------------------------
4   Principal Payment  Sum of payments = $ 2,899     72.5      72.5      72.5       72.5      72.5      72.5      72.5       72.5
                       -------------------------
5   Interest Payment                                 27.4      26.3      25.1       24.0      22.8      21.7      20.5       19.4
6   Refundable Ongoing Costs/Fees                     6.5       6.3       6.0        5.7       5.4       5.2       4.9        4.6
7   Non-refundable Ongoing Costs/Fees                 0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0
8   Overcollateralization                             0.4       0.4       0.4        0.4       0.4       0.4       0.4        0.4
                                                   -------------------------------------------------------------------------------
9   Quarterly Total Debt Service & Fees             106.4     105.0     103.6      102.2     100.8      99.4      97.9       96.5
                                                   ===============================================================================
10
11  Refundable Ongoing Costs/Fees Credit
12
13  Quarterly Total Refundable Ongoing
    Costs/Fees Credit                                  (7)       (6)       (6)        (6)       (5)       (5)       (5)        (5)

14  Overcollateralization Refund                        -         -         -          -         -         -         -          -
15
16  Financed Taxes Carrying Cost Credit
    -----------------------------------
17
18  EOQ Balance of Financial Taxes                    673       644       615        585       556       527       497        468
19  Financed Taxes Amortization (reduce per ln 1)      29        29        29         29        29        29        29         29
20  Average Balance of Financed Taxes                 688         -         -        629         -         -         -        527
21  Carrying Cost on Balance of Financial Taxes      9.65%        -         -      13.56%        -         -         -      13.56%
22  Annual Financed Taxes Carrying Cost Credit        (17)        -         -        (64)        -         -         -        (71)
23  Quarterly Financed taxes carrying Cost Credit     (17)      (21)      (21)       (21)      (18)      (18)      (18)       (18)
24
25  Quarterly Revenue Requirement on Rate
    -------------------------------------
    Reduction Bonds
    ---------------
26
27  Principal Payment (ln 4)                           72         72        72         72        72        72        72         72
28  Interest payment (ln 5)                            27         26        25         24        23        22        21         19
29  Total Ongoing Costs/Fees (ln 6 + ln 7)              7          6         6          6         5         5         5         (5)
30  Refundable Ongoing Costs/Fees Credit (ln 12)       (7)        (6)       (6)        (6)       (5)       (5)       (5)        (5)
31  Total Overcollateralization (ln 8 + ln 14)          0          0         0          0         0         0         0          0
32  Financed Taxes Carrying Cost Credit (ln 21)       (17)      ((21)      (21)       (21)      (18)      (18)      (18)       (18)
                                                     ------------------------------------------------------------------------------
33  Subtotal (ln 25 + ln 26 + ln 27 + ln 28 +
    ln 29)                                             84         78        77         76        78        77        76         74
34  Franchise Fees & Uncollectibles                     2          2         2          2         2         2         2          2
                                                     ------------------------------------------------------------------------------
35  Total Revenue Requirement, 12/31/98 - 12/31/07     85         79        78         77        79        78        77         76
                                                     ==============================================================================

1                                              3/31/04   6/30/04   9/30/04   12/31/04   3/31/05   6/30/05   9/30/05   12/31/05
                                               ----------------------------------------------------------------------------------
2   Debt Service
    ------------
3
                        -------------------------
4   Principal Payment   Sum of payments = $ 2,899    72.5      72.5       72.5      72.5      72.5      72.5       72.5      72.5
                        -------------------------
5   Interest Payment                                 18.3      17.1      16.0       14.8      13.7      12.6      11.4       10.3
6   Refundable Ongoing Costs/Fees                     4.3       4.1       3.8        3.5       3.3       3.0       2.7        2.4
7   Non-refundable Ongoing Costs/Fees                 0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0
8   Overcollateralization                             0.4       0.4       0.4        0.4       0.4       0.4       0.4        0.4
                                                     ------------------------------------------------------------------------------
9   Quarterly Total Debt Service & Fees              95.1      93.7      92.3       90.9      89.5      88.1      86.6       85.2
                                                     ==============================================================================
10
11  Refundable Ongoing Costs/Fees Credit
12
13  Quarterly Total Refundable Ongoing Costs/Fees
    Credit                                             (4)       (4)       (4)        (4)       (3)       (3)       (3)        (2)
14  Overcollateralization Refund                        -         -         -          -         -         -         -          -
15
16  Financed Taxes Carrying Cost Credit
    -----------------------------------
17
18  EOQ Balance of Financial Taxes                    439       410       380        351       322       292       263        234
19  Financed Taxes Amortization (reduce per ln 1)      29        29        29         29        29        29        29         29
20  Average Balance of Financed Taxes                   -         -         -        410         -         -         -        292
21  Carrying Cost on Balance of Financial Taxes         -         -         -      13.56%        -         -         -      13.56%
22  Annual Financed Taxes Carrying Cost Credit          -         -         -        (56)        -         -         -        (40)
23  Quarterly Financed Taxes Carrying Cost Credit     (14)      (14)      (14)       (14)      (10)      (10)      (10)       (10)
24
25  Quarterly Revenue Requirement on Rate
    -------------------------------------
    Reduction Bonds
    ---------------
26
27  Principal Payment (ln 4)                           72        72        72         72        72        72        72         72
28  Interest payment (ln 5)                            18        17        16         15        14        13        11         10
29  Total Ongoing Costs/Fees (ln 6 + ln 7)              4         4         4          4         3         3         3          2
30  Refundable Ongoing Costs/Fees Credit (ln 12)       (4)       (4)       (4)        (4)       (3)       (3)       (3)        (2)
31  Total Overcollateralization (ln 8 + ln 14)          0         0         0          0         0         0         0          0
32  Financed Taxes Carrying Cost Credit (ln 21)       (14)      (14)      (14)       (14)      (10)      (10)      (10)       (10)
                                                      ------------------------------------------------------------------------------
33  Subtotal (ln 25 + ln 26 + ln 27 + ln 28 + ln 29)   77        76        75         74        77        76        74         73
34  Franchise Fees & Uncollectibles                     2         2         2          2         2         2         2          2
                                                      ------------------------------------------------------------------------------
35  Total Revenue Requirement, 12/31/98
    - 12/31/07                                         79        78        76         75        78        77        76         75
                                                      ==============================================================================

1                                                      3/31/06
                                                      --------
2   Debt Service
    ------------
3
                        -------------------------
4   Principal Payment   Sum of payments = $ 2,899       72.5
                        -------------------------
5   Interest Payment                                     9.1
6   Refundable Ongoing Costs/Fees                        2.2
7   Non-refundable Ongoing Costs/Fees                    0.0
8   Overcollateralization                                0.4
                                                        ------
9   Quarterly Total Debt Service & Fees                 83.8
                                                        ======
10
11  Refundable Ongoing Costs/Fees Credit
12
13  Quarterly Total Refundable Ongoing Costs/Fees
    Credit                                               (2)
14  Overcollateralization Refund                          -
15
16  Financed Taxes Carrying Cost Credit
    -----------------------------------
17
18  EOQ Balance of Financial Taxes                      205
19  Financed Taxes Amortization (reduce per ln 1)        29
20  Average Balance of Financed Taxes                     -
21  Carrying Cost on Balance of Financial Taxes           -
22  Annual Financed Taxes Carrying Cost Credit            -
23  Quarterly Financed Taxes Carrying Cost
    Credit                                               (6)
24
25  Quarterly Revenue Requirement on Rate
    -------------------------------------
    Reduction Bonds
    ---------------
26
27  Principal Payment (ln 4)                             72
28  Interest payment (ln 5)                               9
29  Total Ongoing Costs/Fees (ln 6 + ln 7)                2
30  Refundable Ongoing Costs/Fees Credit (ln 12)         (2)
31  Total Overcollateralization (ln 8 + ln 14)            0
32  Financed Taxes Carrying Cost Credit (ln 21)          (6)
                                                        ------
33  Subtotal (ln 25 + ln 26 + ln 27 + ln 28 + ln 29)     76
34  Franchise Fees & Uncollectibles                       2
                                                        ------
35  Total Revenue Requirement, 12/31/98 - 12/31/07       78
                                                        ======

                        PACIFIC GAS & ELECTRIC COMPANY
                                  TABLE 4-A

RATE REDUCTION BONDS--SIZING CALCULATIONS
BOND-ISSUANCE CASE
($ in millions)

Assumptions:  10-year amortization
-----------
              6.3% pre-tax carrying cost

1                                                   6/30/06   9/30/06   12/31/06   3/31/07   6/30/07   9/30/07   12/31/07   3/31/08
                                                   -------------------------------------------------------------------------------
2   Debt Service
    ------------
3
                         -------------------------
4   Principal Payment    Sum of payments = $ 2,989     72.5      72.5       72.5      72.5      72.5       72.5      72.5        -
                         -------------------------
5   Interest Payment                                    8.0       6.8        5.7       4.6       3.4        2.3       1.1      (0.0)
6   Refundable Ongoing Costs/Fees                       1.9       1.6        1.4       1.1       0.8        0.5       0.3      (0.0)
7   Non-refundable Ongoing Costs/Fees                   0.0       0.0        0.0       0.0       0.0        0.0       0.0        -
8   Overcollateralization                               0.4       0.4        0.4       0.4       0.4        0.4       0.4        -
                                                 ----------------------------------------------------------------------------------
9   Quarterly Total Debt Service $ Fees                82.4      81.0       79.6      78.2      76.7       75.3      73.9      (0.0)
                                                 ==================================================================================
11  Refundable Ongoing Costs/Fees Credit
12
13  Quarterly Total Refundable Ongoing
    Costs/Fees Credit                                    (2)       (2)        (1)       (1)       (1)       (1)        (0)        0
14  Overcollateralization Refund
15                                                         -         -          -         -         -         -        (14)       -
16  Financed Taxes Carrying Cost Credit
    -----------------------------------
17
18  EOQ Balance of Financial Taxes                      175       146        117         88       58        29         (0)       (0)
19  Financed Taxes Amortization (reduce per ln 1)        29        29         29         29       29        29         29         -
20  Average Balance of Financed Taxes                     -         -        175          -        -         -         58         -
21  Carrying Cost on Balance of Financial Taxes           -         -       13.5%         -        -         -      13.56%        -
22  Annual Financed Taxes Carrying Cost Credit            -         -        2.4%         -        -         -         (8)        -
23  Quarterly Financed Taxes Carrying Cost Credit        (6)       (6)        (6)        (2)      (2)       (2)        (2)        0
24
25  Quarterly Revenue Requirement on Rate
    -------------------------------------
    Reduction Bonds
    ---------------
26
27  Principal Payment (ln 4)                             72        72         72        72        72         72        72         -
28  lnterest payment (ln 5)                               8         7          6         5         3          2         1        (0)
29  Total Ongoing  Costs/Fees (ln 6 + ln 7)               2         2          1         1         1          1        (0)       (0)
30  Refundable Ongoing Costs/Fees Credit (ln 12)         (2)       (2)        (1)       (1)       (1)        (1)        0         0
31  Total Overcollateralization (ln 8 + ln 14)            0         0          0         0         0         (0)      (14)        -
32  Financed Taxes Carrying Cost Credit ln 21)           (6)       (6)        (6)       (2)       (2)        (2)       (2)        0
                                                  ---------------------------------------------------------------------------------
33  Subtotal (ln 25 + ln 26 + ln 27 + ln 28 +            75        74         73        75        74         73         58        0
    ln 29)
                                                  ---------------------------------------------------------------------------------
34  Franchise Fees & Uncollectibles                       2         2          1         2         2          1          1        0
                                                  ---------------------------------------------------------------------------------
35  Total Revenue Requirement, 12/31/98 - 12/31/07       76        75         74        77        76         75         59        0
                                                  =================================================================================

1                                                    6/30/08   9/30/08   12/31/08   3/31/09   6/30/09   9/30/09   12/31/09
                                                     ---------------------------------------------------------------------
2    Debt Service
     ------------
3
                        -------------------------
4    Principal Payment   sum of payments = $ 2,989         -          -         -         -         -         -          -
                         -------------------------
5    lnterest Payment                                   (0.0)      (0.0)     (0.0)     (0.0)     (0.0)     (0.0)      (0.0)
6    Refundable Ongoing Costs/Fees                      (0.0)      (0.0      (0.0)     (0.0)     (0.0)     (0.0)      (0.0)
7    Non-refundable Ongoing Costs/Fees                     -         -          -         -         -         -          -
8    Overcollateralization                                 -         -          -         -         -         -          -
                                                    ---------------------------------------------------------------------------
9    Quarterly Total Debt Service $ Fees                (0.0)     (0.0)      (0.0)     (0.0)     (0.0)     (0.0)      (0.0)
                                                    ===========================================================================
10
11   Refundable Ongoing Costs/Fees Credit
12
13   Quarterly Total Refundable Ongoing Costs/Fees Credit  0         0          0         0         0         0          0
14   Overcollateralization Refund                          -         -          -         -         -         -          -
15
16   Financed Taxes Carrying Cost Credit
     -----------------------------------
17
18   EOQ Balance of Financial Taxes                      (0)       (0)        (0)       (0)       (0)       (0)        (0)
19   Financed Taxes Amortization (reduce per ln 1)        -         -          -         -         -         -          -
20   Average Balance of Financed Taxes                    -         -         (0)        -         -         -         (0)
21   Carrying Cost on Balance of Financial Taxes          -         -      13.56%        -         -         -      13.56%
22   Annual Financed Taxes Carrying Cost Credit           -         -          0         -         -         -          0
23   Quarterly Financed Taxes Carrying Cost Credit        0         0          0         0         0         0          0
24
25   Quarterly Revenue Requirement on Rate
     -------------------------------------
     Reduction Bonds
     ---------------
26
27   Principal Payment (ln 4)                              -         -          -         -         -          -         -
28   lnterest payment (ln 5)                              (0)       (0)        (0)       (0)       (0)        (0)       (0)
29   Total Ongoing  Costs/Fees (ln 6 + ln 7)              (0)       (0)        (0)       (0)       (0)        (0)       (0)
30   Refundable Ongoing Costs/Fees Credit (ln 12)          0         0          0         0         0          0         0
31   Total Overcollateralization (ln 8 + ln 14)            -         -          -         -         -          -         -
32   Financed Taxes Carrying Cost Credit ln 21)            0         0          0         0         0         0          0
                                                        -------------------------------------------------------------------
33   Subtotal (ln 25 + ln 26 + ln 27 + ln 28 + ln 29)      0         0          0         0         0         0          0
34   Franchise Fees & Uncollectibles                       0         0          0         0         0         0          0
                                                        -------------------------------------------------------------------
35   Total Revenue Requirement, 12/31/98 - 12/31/07        0         0          0         0         0         0          0
                                                        ===================================================================

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4-A

RATE REDUCTION BONDS--SIZING CALCULATIONS
REVENUE REQUIREMENT DIFFERENCES
($ in millions)


1                                                                      12/31/97     3/31/98      6/30/98      9/30/98     12/31/98
                                                                       -------------------------------------------------------------
2    Revenue Requirement Difference
     ------------------------------
3
4    Revenue Requirement, 17-quarter Transition Cost Amortization                       210          210          210          210
5    Revenue Requirement, RRBs                                                          (94)         (92)         (91)         (90)
                                                                                   -----------------------------------------------
6    Subtotal Calculated Difference                                                     116          117          118          119
7    Timing Adjustment                                                                  (13)         (14)         (15)         (17)
                                                                                   -----------------------------------------------
8    Difference                                                                         103          103          103          103
                                                                                   ===============================================

1                                                                      3/31/99     6/30/99     9/30/99     12/31/99     3/31/00
                                                                       ---------------------------------------------------------
2    Revenue Requirement Difference
     ------------------------------
3
4    Revenue Requirement, 17-quarter Transition Cost Amortization          200         200         200          200         190
5    Revenue Requirement, RRBs                                             (92)        (91)        (89)         (88)        (90)
                                                                       ---------------------------------------------------------
6    Subtotal Calculated Difference                                        108         109         110          111         100
7    Timing Adjustment                                                      (4)         (5)         (6)          (7)          6
                                                                       ---------------------------------------------------------
8    Difference                                                            104         104         104          104         105
                                                                      =========================================================

1                                                                          6/30/00     9/30/00   12/31/00   3/31/01   6/30/01
                                                                       ---------------------------------------------------------
2
     Revenue Requirement Difference
3    ------------------------------
4
5    Revenue Requirement, 17-quarter Transition Cost Amortization            190         190        190       180       180
     Revenue Requirement, RRBs                                               (89)        (88)       (87)      (88)      (87)
                                                                          ------------------------------------------------------
6    Subtotal Calculated Difference                                          101         102        103        92        93
7    Timing Adjustment                                                         5           3          2        15        14
                                                                         ------------------------------------------------------
8    Difference                                                              105         105        105       107       107
                                                                         ======================================================

1                                                                          9/30/01   12/31/01
                                                                       ----------------------------
2    Revenue Requirement Difference
     ------------------------------
3
4    Revenue Requirement, 17-quarter Transition Cost Amortization               180        180
5    Revenue Requirement, RRBs                                                  (86)       (85)
                                                                          -------------------------
6    Subtotal Calculated Difference                                              94         95
7    Timing Adjustment                                                           13         11
                                                                           -------------------------
8    Difference                                                                 107        107
                                                                           =========================

11    Sizing Calculation:
      ------------------
12
13    Total Calculated Difference, 1/1/1998 - 3/31/2002 (ln 6)       $1,781 (Model iterates on amount financed on page 1, line 42, until this figure equals total target revenue reduction on page
                                                                     1, line 8.)
14
15   Proceeds on Bonds Issued                                        $ 2,874
     ------------------------
16   Bond Issuance Expense                                               $25
                                                                  -------------
17   Face Value of Bonds Issued                                      $ 2,899
18
19   Customer Benefits Calculation:
     -----------------------------
20
21   NPV of Quarterly Difference, 1/1/98-12/31/2007(ln 8)
22   Annual Discount Rate                      10.0%
23   Quarterly Discount Rate                    2.5%
24
25

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4-A


    RATE REDUCTION BONDS - SIZING CALCULATIONS
    REVENUE REQUIREMENT DIFFERENCES
    ($ millions)

1                                                                    3/31/02   6/30/02   9/30/02   12/31/02   3/31/02   6/30/03
                                                                ----------------------------------------------------------------
2     Revenue Requirement Difference
     ------------------------------
3
4     Revenue Requirement, 17-quarter Transition Cost Amortization       177         -         -          -         -         -
5     Revenue Requirement, RRBs                                          (85)      (79)      (78)       (77)      (79)      (78)
6     Subtotal Calculated Difference                                      92       (79)      (78)       (77)      (79)      (78)
                                                                               -------------------------------------------------
7     Timing Adjustment                                                   12         -         -          -         -         -
8     Difference                                                         104       (79)      978)      (770       (79)      (78)
                                                                               -------------------------------------------------
9                                                                              =================================================
10
11    Sizing Calculation:
      ------------------
12
13    Total Calculated Difference, 1/1/1998 - 3/31/2002 (In 6)
14
15     Proceeds on Bonds Issued
      ------------------------
16     Bond Issuance Expense
17     Face Value of Bonds Issued
18
19     Customer Benefits Calculation:
      -----------------------------
20
21     NPV of Quarterly Difference, 1/1/98-12/31/2007(In 8)
22     Annual Discount Rate                      10.0%
23     Quarterly Discount Rate                   2.5%



1                                                                    9/30/03   12/31/0 3   3/31/04   6/30/04   9/30/04    12/31/04
                                                                     ---------------------------------------------------------------
2    Revenue Requirement Difference
     ------------------------------
3
4    Revenue Requirement, 17-quarter Transition Cost Amortization         -           -         -         -         -           -
5     Revenue Requirement, RRBs                                         (77)        (76)      (79)      (78)      (76)        (75)
6     Subtotal Calculated Difference                                    (77)        (76)      (79)     (780       (76)        (75)
                                                                     ---------------------------------------------------------------
7    Timing Adjustment                                                    -           -         -         -         -           -
8    Difference                                                         (77)        (76)      (79)      (78)      (76)        (75)
                                                                     ---------------------------------------------------------------
9                                                                    ===============================================================
10
11    Sizing Calculation:
      ------------------
12
13    Total Calculated Difference, 1/1/1998 - 3/31/2002 (In 6)
14
15    Proceeds on Bonds Issued
      ------------------------
16    Bond Issuance Expense
17    Face Value of Bonds Issued
18
19    Customer Benefits Calculation:
      -----------------------------
20
21    NPV of Quarterly Difference, 1/1/98-12/31/2007(In 8)
22    Annual Discount Rate                      10.0%
23    Quarterly Discount Rate                   2.5%



1                                                                     3/31/05   6/30/05   9/30/05   12/31/05   3/31/06
                                                                     -------------------------------------------------
2     Revenue Requirement Difference
      ------------------------------
3
4     Revenue Requirement, 17-quarter Transition Cost Amortization          -         -         -          -         -
5     Revenue Requirement, RRBs                                           (78)      (77)      (76)       (75)      (78)
6     Subtotal Calculated Difference                                      (78)      (77)      (76)       (75)      (78)
                                                                       -------------------------------------------------
7      Timing Adjustment                                                     -         -         -          -         -
8      Difference                                                          (78)      (77)      (76)       (75)      (78)
                                                                       -------------------------------------------------
9                                                                      =================================================
10
11     Sizing Calculation:
       ------------------
12
13     Total Calculated Difference, 1/1/1998 - 3/31/2002 (In 6)
14
15     Proceeds on Bonds Issued
       ------------------------
16     Bond Issuance Expense
17     Face Value of Bonds Issued
18
19     Customer Benefits Calculation:
       -----------------------------
20
21     NPV of Quarterly Difference, 1/1/98-12/31/2007(In 8)
22     Annual Discount Rate                      10.0%
23     Quarterly Discount Rate                   2.5%

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4-A

1                                                                  6/30/06   9/30/06   12/31/06   3/31/07   6/30/07   9/30/97
                                                             -----------------------------------------------------------------------
2   Revenue Requirement Difference
    ------------------------------
3
4   Revenue Requirement, 17-quarter Transition Cost
    Amortization                                                        -         -           -         -         -         -
5   Revenue Requirement, RRBs                                         (76)      (75)        (74)      (77)      (76)      (75)
                                                                  ------------------------------------------------------------------
6   Subtotal Calculated Difference                                    (76)      (75)        (74)      (77)      (76)      (75)
7   Timing Adjustment                                                   -         -           -         -         -         -
                                                                  ------------------------------------------------------------------
8   Difference                                                        (76)      (75)        (74)      (77)      (76)      (75)
9                                                                 ==================================================================
10

11  Sizing Calculation:
    ------------------
12
13  Total Calculated Difference, 1/1/1998 - 3/31/2002 (ln 6)
14
15  Proceeds on Bonds Issued
    ------------------------
16  Bond Issuance Expense
17  Face Value of Bonds Issued
18
19  Customer Benefits Calculation:
    -----------------------------
20
21  NPV of Quarterly Difference, 1/1/98-12/31/2007(ln 8)
22  Annual Discount Rate                      10.0%
23  Quarterly Discount Rate                    2.5%
24
25

1                                                                  12/31/07   3/31/08   6/30/08    9/30/08   12/31/08   3/31/09
                                                             -----------------------------------------------------------------------
2   Revenue Requirement Difference
    ------------------------------
3
4   Revenue Requirement, 17-quarter Transition Cost
    Amortization                                                         -          -         -         -          -         -
5   Revenue Requirement, RRBs                                          (59)        (0)       (0)       (0)        (0)       (0)
                                                                  ------------------------------------------------------------------
6   Subtotal Calculated Difference                                     (59)        (0)       (0)       (0)        (0)       (0)
7   Timing Adjustment                                                    -          -         -         -          -         -
                                                                  ------------------------------------------------------------------
8   Difference                                                         (59)        (0)       (0)       (0)        (0)       (0)
                                                                  ==================================================================
9
10
11  Sizing Calculation:
    ------------------
12
13  Total Calculated Difference, 1/1/1998 - 3/31/2002 (ln 6)
14
15  Proceeds on Bonds Issued
    ------------------------
16  Bond Issuance Expense
17  Face Value of Bonds Issued
18
19  Customer Benefits Calculation:
    -----------------------------
20
21  NPV of Quarterly Difference, 1/1/98-12/31/2007(ln 8)
22  Annual Discount Rate                      10.0%
23  Quarterly Discount Rate                    2.5%
24
25


1                                                                      6/30/09   9/30/09  12/31/09
                                                                     -----------------------------------
2   Revenue Requirement Difference
    ------------------------------
3
4   Revenue Requirement, 17-quarter Transition Cost
    Amortization                                                             -         -         -
5   Revenue Requirement, RRBs                                               (0)       (0)       (0)
                                                                         ---------------------------------
6   Subtotal Calculated Difference                                          (0)       (0)       (0)
7   Timing Adjustment                                                        -         -         -
                                                                         ---------------------------------
8   Difference                                                              (0)       (0)       (0)
                                                                         =================================
9
10
11  Sizing Calculation:
    ------------------
12
13  Total Calculated Difference, 1/1/1998 - 3/31/2002 (ln 6)
14
15     Proceeds on Bonds Issued
       ------------------------
16  Bond Issuance Expense
17  Face Value of Bonds Issued
18
19  Customer Benefits Calculation:
20  -----------------------------

21  NPV of Quarterly Difference, 1/1/98-12/31/2007(ln 8)
22  Annual Discount Rate                      10.0%
23  Quarterly Discount Rate                    2.5%
24
25

                                  Appendix O
                              Cash Flow Schedules

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
10/21/97
PG&E:  ELECTRIC UTILITY TRANSITION PROPERTY SECURITIZATION ANALYSIS
--------------------------------------------------------------------------------



SUMMARY BOND INFORMATION

                                   CLASS       APPROX.         BENCHMARK        SPREAD TO  BENCHMARK   TOTAL   QUARTERLY
      CLASS         AVG. LIFE       SIZE       DURATION       DESCRIPTION       TREASURY     YIELD     YIELD    COUPONS
      -----         ---------  --------------  --------  ---------------------  ---------  ----------  ------  ----------
        1             1.21     579,800,000.00    1.06       5  1/2% 11/98           45       5.57%      6.02%     5.98%
        2             3.22     579,800,000.00    2.78    On-the-run 3 yr. UST       40       5.71%      6.11%     6.06%
        3             5.22     579,800,000.00    4.28    On-the-run 5 yr. UST       45       5.81%      6.26%     6.22%
        4             7.22     579,800,000.00    5.57        7  1/2% 2/05           50       5.95%      6.45%     6.40%
        5             9.22     579,800,000.00    6.69    On-the-run 10 yr. UST      55       5.93%      6.48%     6.43%

                   BEGINNING   ENDING     EXPECTED
                    PAYMENT   PAYMENT      FINAL
      CLASS         WINDOW    WINDOW      MATURITY
      -----        ---------  -------     --------
        1              4        25        12/25/99
        2             25        49        12/25/01        DURATION WEIGHTED COUPON:       6.30%
        3             49        73        12/25/03
        4             73        97        12/25/05        USING 10/06/97 YIELD CURVE
        5             97       121        12/25/07

SUMMARY TARIFF INFORMATION

-----------------------------------------------------
-----------------------------------------------------
                   RESIDENTIAL
                      FTA               COMMERCIAL
                     CHANGE             FTA CHARGE
   YEARS            FORECAST             FORECAST
                   (CENTS/KWH)          (CENTS/KWH)
-----------------------------------------------------
    1                 1.4515               1.6329
    2                 1.3944               1.5687
    3                 1.3152               1.4796
    4                 1.2380               1.3927
    5                 1.1600               1.3050
    6                 1.0833               1.2187
    7                 1.0075               1.1334
    8                 0.9318               1.0482
    9                 0.8571               0.9643
    10                0.7841               0.8821


ASSUMPTIONS

Overcollateralization building evenly at the per quarter amount
of:                                                                  362,375.00
Overcollateralization Target (in Future Dollars) by End Target
Month:                                                            14,495,000.00
Initial Deposit in Equity Account:                                14,395,000.00
Residential Bill Charge:                                                 0.1192
Commercial bill Charge:                                                  0.1341
Servicing Fee (per quarter):                                              0.375%
Trustee and Admin Fee:                                                27,000.00

COLLECTION ACCOUNTS CURVES

                 Residential     Commercial
   30 days          37.84%         38.63%
   60 days          50.19%         54.58%
   90 days           9.05%          5.08%
  120 days           1.71%          1.10%
  150 days           0.39%          0.47%
  180 days           0.17%          0.00%

Dollars in Thousands

      ---------------       -------------------------------------------     ------------------------------------------
                                             CLASS A-1                                      CLASS A-2
      ---------------       -------------------------------------------     ------------------------------------------
         QUARTERLY               ENDING                                         ENDING
          PAYMENT               PRINCIPAL     INTEREST     PRINCIPAL            PERIOD       INTEREST     PRINCIPAL
           DATES                 BALANCE       PAYMENT      PAYMENT             BALANCE       PAYMENT      PAYMENT
      ---------------       -------------------------------------------     ------------------------------------------
          11/25/97             579,800,000            0             0         579,800.000            0             0
           3/25/98             501,067,894    8,668,010    78,732,106         579,800.000    8,783,970             0
           6/25/98             437,493,659    7,490,965    63,574,236         579,800.000    8,783,970             0
           9/25/98             366,083,211    6,540,530    71,410,447         579,800.000    8,783,970             0
          12/25/98             289,900,000    5,472,944    76,183,211         579,800.000    8,783,970             0
           3/25/99             216,421,771    4,334.005    73,478,229         579,800.000    8,783,970             0
           6/25/99             151,249,580    3,235,505    65,172,191         579,800.000    8,783,970             0
           9/25/99              78,014,601    2,261,181    73,234,979         579,800.000    8,783,970             0
          12/25/99                       0    1,166,318    78,014,601         579,800.000    8,783,970             0
           3/25/00                                                            506,353,462    8,783,970    73,446,538
           6/25/00                                                            441,155,515    7,671,255    65,197,947
           9/25/00                                                            367,875,926    6,683,506    73,279,588
          12/25/00                                                            289,900,000    5,573,320    77,975,926
           3/25/01                                                            216,579,404    4,391,985    73,320,596
           6/25/01                                                            151,070,150    3,281,178    65,509,254
           9/25/01                                                             77,802,216    2,288,713    73,267,934
          12/25/01                                                                      0    1,178,704    77,802,216
           3/25/02                                                                                   0
           6/25/02
           9/25/02
          12/25/02
           3/25/03
           6/25/03
           9/25/03
          12/25/03
           3/25/04
           6/25/04
           9/25/04
          12/25/04
           3/25/05
           6/25/05
           9/25/05
          12/25/05
           3/25/06
           6/25/06
           9/25/06
          12/25/06
           3/25/07
           6/25/07
           9/25/07
          12/25/97
      ---------------        ------------------------------------------------------
                                                   CLASS A-3
      ---------------        ------------------------------------------------------
         QUARTERLY                    ENDING
          PAYMENT                     PERIOD        INTEREST         PRINCIPAL
           DATES                      BALANCE        PAYMENT          PAYMENT
      ---------------        ------------------------------------------------------
          11/25/97                   579,800,000            0             0
           3/25/98                   579,800,000    9,015,890             0
           6/25/98                   579,800,000    9,015,890             0
           9/25/98                   579,800,000    9,015,890             0
          12/25/98                   579,800,000    9,015,890             0
           3/25/99                   579,800,000    9,015,890             0
           6/25/99                   579,800,000    9,015,890             0
           9/25/99                   579,800,000    9,015,890             0
          12/25/99                   579,800,000    9,015,890             0
           3/25/00                   579,800,000    9,015,890             0
           6/25/00                   579,800,000    9,015,890             0
           9/25/00                   579,800,000    9,015,890             0
          12/25/00                   579,800,000    9,015,890             0
           3/25/01                   579,800,000    9,015,890             0
           6/25/01                   579,800,000    9,015,890             0
           9/25/01                   579,800,000    9,015,890             0
          12/25/01                   579,800,000    9,015,890             0
           3/25/02                   506,650,019    9,015,890    73,149,981
           6/25/02                   440,846,902    7,878,408    65,803,118
           9/25/02                   367,576,978    6,855,169    73,269,924
          12/25/02                   289,900,000    5,715,822    77,676,978
           3/25/03                   216,806,725    4,507,945    73,093,275
           6/25/03                   150,710,050    3,371,345    66,096,676
           9/25/03                    77,476,955    2,343,541    73,233,095
          12/25/03                             0    1,204,767    77,476,955
           3/25/04                                          0             0
           6/25/04
           9/25/04
          12/25/04
           3/25/05
           6/25/05
           9/25/05
          12/25/05
           3/25/06
           6/25/06
           9/25/06
          12/25/06
           3/25/07
           6/25/07
           9/25/07
          12/25/97

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       RESIDENTIAL                        SMALL COMMERCIAL
                                                 MONTHLY        BOND TARIFF          MONTHLY             TARIFF         TOTAL
                                               CONSUMPTION         CENTS            CONSUMPTION           CENTS        MONTHLY
            DATES             PERIODS        PROJECTIONS (GWH)    PER KWH         PROJECTIONS (GWH)      PER KWH       REVENUES
------------------------------------------------------------------------------------------------------------------------------------
           11/1/97                      0                    -               -                    -               -                -
           12/1/97                      1     1,982,192,760.00          1.4347       592,032,574.00          1.6141    14,452,641.56
            1/1/98                      2     2,280,476,330.00          1.4347       577,771,523.00          1.6141    35,472,073.75
            2/1/98                      3     2,515,944,522.00          1.4347       586,441,987.24          1.6141    41,885,891.29
            3/1/98                      4     2,253,808,573.00          1.4347       593,714,109.48          1.6141    43,247,079.21
            4/1/98                      5     2,121,397,871.00          1.4347       601,348,938.51          1.6141    41,291,610.82
            5/1/98                      6     1,996,611,276.00          1.4347       565,714,138.89          1.6141    39,294,615.77
            6/1/98                      7     1,966,797.848.00          1.4347       586,340,833.72          1.6141    37,841,298.63
            7/1/98                      8     2,113,898,069.00          1.4347       629,126,654.43          1.6141    38,642,958.16
            8/1/98                      9     2,346,776,497.00          1.4347       678,894,185.11          1.6141    41,581,758.58
            9/1/98                     10     2,488,389,876.00          1.4347       706,920,653.71          1.6141    44,850,181.87
           10/1/98                     11     2,327,863,360.00          1.4347       706,977,852.31          1.6141    45,629,399.19
           11/1/98                     12     2,019,891,086.00          1.4347       674,001,308,52          1.6141    42,879,966.01
           12/1/98                     13     2,038,298,860.00          1.4347       622,592,247.72          1.6141    40,002,922.26
            1/1/99                     14     2,345,044,767.00          1.3755       607,617,909.68          1.5475    40,122,709.38
            2/1/99                     15     2,537,718,428.00          1.3755       592,683,779.13          1.5475    42,090,912.97
            3/1/99                     16     2,272,312,028.00          1.3755       600,029,641,99          1.5475    42,169,056.68
            4/1/99                     17     2,139,512,051.00          1.3755       607,735,335.63          1.5475    40,015,751.27
            5/1/99                     18     2,016,858,896.00          1.3755       571,558,187.03          1.5475    38,036,634.86
            6/1/99                     19     1,987,577,038.00          1.3755       592,368,132.71          1.5475    36,650,211.69
            7/1/99                     20     2,137,574,968.00          1.3755       635,570,965.47          1.5475    37,442,583.83
            8/1/99                     21     2,389,201,638.00          1.3755       687,931,508.73          1.5475    40,397,927.65
            9/1/99                     22     2,534,071,920.00          1.3755       716,316,827.37          1.5475    43,706,154.84
           10/1/99                     23     2,368,305,595.00          1.3755       716,371,162.79          1.5475    44,477,685.09
           11/1/99                     24     2,040,033,889.00          1.3755       681,882,364.28          1.5475    41,700,123.37
           12/1/99                     25     2,058,055,679.00          1.2962       629,908,093.64          1.5475    38,778,985.69
            1/1/00                     26     2,368,777,869.00          1.2962       614,764.807.66          1.4582    38,609,018.60
            2/1/00                     27     2,564,570,181.00          1.2962       599,102,613.25          1.4582    40,148,576.53
            3/1/00                     28     2,296,355,500.00          1.2962       606,523,663.34          1.4582    40,172,263.03
            4/1/00                     29     2,162,150,357.00          1.2962       614,305,954.42          1.4582    38,111,918.31
            5/1/00                     30     2,041,664,612.00          1.2962       577,578,987.91          1.4582    36,240,742.28
            6/1/00                     31     2,012,022,610.00          1.2962       598,578,801.49          1.4582    34,940,467.07
            7/1/00                     32     2,163,865,393.00          1.2962       642,214,164.07          1.4582    35,699,555.26
            8/1/00                     33     2,431,094,999.00          1.2962       697,395,323.44          1.4582    38,592,276.14
            9/1/00                     34     2,578,505,503.00          1.2962       726,157,783.15          1.4582    41,850,696.08
           10/1/00                     35     2,409,832,555.00          1.2962       726,210,525.58          1.4582    42,603,898.79
           11/1/00                     36     2,062,138,395.00          1.2962       690,365,221.04          1.4582    39,872,008.76
           12/1/00                     37     2,080,355,457.00          1.2962       637,781,315.62          1.4582    36,977,973.82
            1/1/01                     38     2,394,444,435.00          1.2213       622,454,027.82          1.3729    36,794,045.42
            2/1/01                     39     2,595,876,475.00          1.2213       603,891,528.97          1.3729    38,255,151.06
            3/1/01                     40     2,324,387,636.00          1.2213       611,369,186.75          1.3729    38,275,609.99
            4/1/01                     41     2,188,544.222.00          1.2213       619,206,430.64          1.3729    36,311.438.56
            5/1/01                     42     2,066,587,679.00          1.2213       582,215,002.20          1.3729    34,527,802.09
            6/1/01                     43     2,036,583,831.00          1.2213       603,359,609.69          1.3729    33,288,463.91
            7/1/01                     44     2,190,280,193.00          1.2213       647,326,167.81          1.3729    34,010,681.25
            8/1/01                     45     2,460,771,931.00          1.2213       702,913,027.55          1.3729    36,766,457.77
            9/1/01                     46     2,609,981,910.00          1.2213       731,893,142.58          1.3729    39,871,120.65
           10/1/01                     47     2,439,249,933.00          1.2213       731,944,077.58          1.3729    40,588,204.90
           11/1/01                     48     2,087,311,390.00          1.2213       695,823,974.05          1.3729    37,983,524.81
           12/1/01                     49     2,105,750,833.00          1.2213       642,853,820.21          1.3729    35,226,048.02
            1/1/02                     50     2,423,673,966.00          1.1455       627,409,700.84          1.2887    34,992,480.11
            2/1/02                     51     2,629,728,765.00          1.1455       611,091,225.96          1.2887    36,323,313.22
            3/1/02                     52     2,354,699,495.00          1.1455       618,674,556.20          1.2887    36,359,287.28
            4/1/02                     53     2,217,084,575.00          1.1455       626,614,400.30          1.2887    34,494,274.85
            5/1/02                     54     2,093,537,622.00          1.1455       589,171,591.91          1.2887    32,799,748.59
            6/1/02                     55     2,063,142,500.00          1.1455       610,593,570.23          1.2887    31,622,399.44
            7/1/02                     56     2,218,843,184.00          1.1455       655,137,416.47          1.2887    32,308,739.82
            8/1/02                     57     2,492,862,349.00          1.1455       711,437,475.55          1.2887    34,927,248.83
            9/1/02                     58     2,644,018,145.00          1.1455       740,800,370.58          1.2887    37,877,240.76
           10/1/02                     59     2,471,059,687.00          1.1455       740,856,536.44          1.2887    38,588,662.88
           11/1/02                     60     2,114,531,588.00          1.1455       704,272,495.40          1.2887    36,083,769.53
           12/1/02                     61     2,133,211,494.00          1.1455       650,625,277.03          1.2887    33,463,740.94
            1/1/03                     62     2,455,280,598.00          1.0713       634,990,176.86          1.2052    33,203,800.21
            2/1/03                     63     2,661,695,132.00          1.0713       618,090,788.17          1.2052    34,403,649.61
            3/1/03                     64     2,383,322,671.00          1.0713       625,756,866.96          1.2052    34,415,854.75
            4/1/03                     65     2,244,034,935.00          1.0713       633,776,908.31          1.2052    32,646,546.37
            5/1/03                     66     2,118,986,175.00          1.0713       595,947,286.30          1.2052    31,041,951.79
            6/1/03                     67     2,088,221,577.00          1.0713       617,581,579.15          1.2052    29,927,507.15
            7/1/03                     68     2,245,814,923.00          1.0713       662,609,817.62          1.2052    30,576,585.21
            8/1/03                     69     2,523,165,001.00          1.0713       719,502,712.70          1.2052    33,054,329.28
            9/1/03                     70     2,676,158,211.00          1.0713       749,183,929.41          1.2052    35,845,844.27
           10/1/03                     71     2,501,097,310.00          1.0713       749,237,405.32          1.2052    36,490,512.87
           11/1/03                     72     2,140,235,339.00          1.0713       712,251,354.59          1.2052    34,148,023.88
           12/1/03                     73     2,159,142,314.00          1.0713       658,037,181.62          1.2052    31,668,683.59
            1/1/04                     74     2,485,126,414.00          0.9980       642,231,159.71          1.1228    31,376,805.27
            2/1/04                     75     2,694,793,051.00          0.9980       625,286,637.31          1.1228    32,450,884.49

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BASE CASE BOND CASHFLOWS
------------------------------------------------------------------------------------------------------------------------------------
 COLLECTION    OVERCOLLATERALIZATION      EQUITY          SERVICING AND       INTEREST         PRINCIPAL         AGGREGATE END OF
  ACCOUNT         ENDING ACCOUNT      ENDING ACCOUNT      TRUSTEE FEES                                            PERIOD BALANCE
  BALANCE             BALANCE            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
              -                -                    -                    -                -                -      2,899,000,000.00
  14,452,641.56                -        14,395,000.00                    -                -                -      2,899,000,000.00
  49,924,715.30                -        14,395,000.00                    -                -                -      2,899,000,000.00
  91,810,606.59                -        14,395,000.00                    -                -                -      2,899,000,000.00
 135,057,685.80       362,375.00        14,395,000.00        10,898,250.00    45,064,955.00    78,732,105.80      2,820,267,894.20
  41,291,610.82       362,375.00        14,395,000.00                    -                -                -      2,820,267,894.20
  80,586,226.60       362,375.00        14,395,000.00                    -                -                -      2,820,267,894.20
 118,427,525.22       724,750.00        14,395,000.00        10,603,004.60    43,887,910.02    63,574,235.60      2,756,693,658.60
  38,642,958.16       724,750.00        14,395,000.00                    -                -                -      2,756,693,658.60
  80,224,716.74       724,750.00        14,395,000.00                    -                -                -      2,756,693,658.60
 125,074,898.61     1,087,125.00        14,395,000.00        10,364,601.22    42,937,475.20    71,410,447.19      2,685,283,211.40
  45,629,399.19     1,087,125.00        14,395,000.00                    -                -                -      2,685,283,211.40
  88,509,365.19     1,087,125.00        14,395,000.00                    -                -                -      2,685,283,211.40
 128,512,287.46     1,449,500.00        14,395,000.00        10,096,812.04    41,869,889.01    76,183,211.40      2,609,100,000.00
  40,122,709.38     1,449,500.00        14,395,000.00                    -                -                -      2,609,100,000.00
  82,213,622.35     1,449,500.00        14,395,000.00                    -                -                -      2,609,100,000.00
 124,382,679.03     1,811,875.00        14,395,000.00         9,811,125.00    40,730,950.00    73,478,229.03      2,535,621,770.97
  40,015,751.27     1,811,875.00        14,395,000.00                    -                -                -      2,535,621,770.97
  78,052,386.13     1,811,875.00        14,395,000.00                    -                -                -      2,535,621,770.97
 114,702,597.81     2,174,250.00        14,395,000.00         9,535,581.64    39,632,450.48    65,172,190.70      2,470,449,580.27
  37,442,583.83     2,174,250.00        14,395,000.00                    -                -                -      2,470,449,580.27
  77,840,511.48     2,174,250.00        14,395,000.00                    -                -                -      2,470,449,580.27
 121,546,666.32     2,536,625.00        14,395,000.00         9,291,185.93    38,658,126.23    73,234,979.17      2,397,214,601.11
  44,477,685.09     2,536,625.00        14,395,000.00                    -                -                -      2,397,214,601.11
  86,177,808.46     2,536,625.00        14,395,000.00                    -                -                -      2,397,214,601.11
 124,956,794.15     2,899,000.00        14,395,000.00         9,016,554.75    37,563,263.29    78,014,601.11      2,319,200,000.00
  38,609,018.60     2,899,000.00        14,395,000.00                    -                -                -      2,319,200,000.00
  78,757,595.13     2,899,000.00        14,395,000.00                    -                -                -      2,319,200,000.00
 118,929,858.16     3,261,375.00        14,395,000.00         8,724,000.00    36,396,945.00    73,446,538.16      2,245,753,461.84
  38,111,918.31     3,261,375.00        14,395,000.00                    -                -                -      2,245,753,461.84
  74,352,660.58     3,261,375.00        14,395,000.00                    -                -                -      2,245,753,461.84
 109,293,127.65     3,623,750.00        14,395,000.00         8,448,575.48    35,284,229.95    65,197,947.22      2,180,555,514.62
  35,699,555.26     3,623,750.00        14,395,000.00                    -                -                -      2,180,555,514.62
  74,291,831.40     3,623,750.00        14,395,000.00                    -                -                -      2,180,555,514.62
 116,142,527.48     3,986,125.00        14,395,000.00         8,204,083.18    34,296,481.05    73,279,588.26      2,107,275,926.36
  42,603,898.79     3,986,125.00        14,395,000.00                    -                -                -      2,107,275,926.36
  82,475,907.55     3,986,125.00        14,395,000.00                    -                -                -      2,107,275,926.36
 119,453,881.37     4,438,500.00        14,395,000.00         7,929,284.72    33,186,295.28    77,975,926.36      2,029,300,000.00
  36,794,045.42     4,438,500.00        14,395,000.00                    -                -                -      2,029,300,000.00
  75,049,196.48     4,438,500.00        14,395,000.00                    -                -                -      2,029,300,000.00
 113,324,806.47     4,710,875.00        14,395,000.00         7,636,875.00    32,004,960.00    73,320,596.47      1,955,979,403.53
  36,311,438.56     4,710,875.00        14,395,000.00                    -                -                -      1,955,979,403.53
  70,839,240.66     4,710,875.00        14,395,000.00                    -                -                -      1,955,979,403.53
 104,127,704.56     5,073,250.00        14,395,000.00         7,361,922.76    30,894,152.96    65,509,253.84      1,890,470,149.69
  34,010,681.25     5,073,250.00        14,395,000.00                    -                -                -      1,890,470,149.69
  70,777,139.02     5,073,250.00        14,395,000.00                    -                -                -      1,890,470,149.69
 110,648,259.67     5,435,625.00        14,395,000.00         7,116,263.06    29,901,687.77    73,267,933.84      1,817,202,215.85
  40,588,204.90     5,435,625.00        14,395,000.00                    -                -                -      1,817,202,215.85
  78,571,729.71     5,435,625.00        14,395,000.00                    -                -                -      1,817,202,215.85
 113,797,777.73     5,798,000.00        14,395,000.00         6,841,508.31    28,791,678.57    77,802,215.85      1,739,400,000.00
  34,992,480.11     5,798,000.00        14,395,000.00                    -                -                -      1,739,400,000.00
  71,315,793.33     5,798,000.00        14,395,000.00                    -                -                -      1,739,400,000.00
 107,675,080.61     6,160,375.00        14,395,000.00         6,549,750.00    27,612,975.00    73,149,980.61      1,666,250,019.39
  34,494,274.85     6,160,375.00        14,395,000.00                    -                -                -      1,666,250,019.39
  67,294,023.44     6,160,375.00        14,395,000.00                    -                -                -      1,666,250,019.39
  98,916,422.88     6,522,750.00        14,395,000.00         6,275,437.57    26,475,492.80    65,803,117.51      1,600,446,901.88
  32,308,739.82     6,522,750.00        14,395,000.00                    -                -                -      1,600,446,901.88
  67,235,988.64     6,522,750.00        14,395,000.00                    -                -                -      1,600,446,901.88
 105,113,229.40     6,885,125.00        14,395,000.00         6,028,675.88    25,452,254.32    73,269,924.20      1,527,176,977.68
  38,558,662.88     6,885,125.00        14,395,000.00                    -                -                -      1,527,176,977.68
  74,642,432.41     6,885,125.00        14,395,000.00                    -                -                -      1,527,176,977.68
 108,106,173.35     7,247,500.00        14,395,000.00         5,753,913.67    24,312,907.00    77,676,977.68      1,449,500,000.00
  33,203,800.21     7,247,500.00        14,395,000.00                    -                -                -      1,449,500,000.00
  67,607,449.82     7,247,500.00        14,395,000.00                    -                -                -      1,449,500,000.00
 102,023,304.58     7,609,875.00        14,395,000.00         5,462,625.00    23,105,030.00    73,093,274.58      1,376,406,725.42
  32,646,546.37     7,609,875.00        14,395,000.00                    -                -                -      1,376,406,725.42
  63,688,498.16     7,609,875.00        14,395,000.00                    -                -                -      1,376,406,725.42
  93,616,005.31     7,972,250.00        14,395,000.00         5,188,525.22    21,968,429.58    66,096,675.51      1,310,310,049.91
  30,576,585.21     7,972,250.00        14,395,000.00                    -                -                -      1,310,310,049.91
  63,630,914.50     7,972,250.00        14,395,000.00                    -                -                -      1,310,310,049.91
  99,476,758.77     8,334,625.00        14,395,000.00         4,940,662.69    20,940,626.28    73,233,094.80      1,237,076,955.11
  36,490,512.87     8,334,625.00        14,395,000.00                    -                -                -      1,237,076,955.11
  70,638,536.76     8,334,625.00        14,395,000.00                    -                -                -      1,237,076,955.11
 102,307,220.35     8,697,000.00        14,395,000.00         4,666,038.58    19,801,851.65    77,476,955.11      1,159,600,000.00
  31,376,805.27     8,697,000.00        14,395,000.00                    -                -                -      1,159,600,000.00
  63,827,689.76     8,697,000.00        14,395,000.00                    -                -                -      1,159,600,000.00

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4-A



--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        RESIDENTIAL                    SMALL COMMERCIAL
                                                    MONTHLY       BOND TARIFF    MONTHLY CONSUMPTION     TARIFF         TOTAL
                                                  CONSUMPTION        CENTS        PROJECTIONS (GWH)       CENTS        MONTHLY
                DATES                 PERIODS  PROJECTIONS (GWH)    PER KWH                              PER KWH       REVENUES
--------------------------------------------------------------------------------------------------------------------------------
               3/1/04                      76  2,412,959,057.00        0.9980         633,038,213.01      1.1228  32,457,191.95
               4/1/04                      77  2,271,939,292.00        0.9980         641,141,118.28      1.1228  30,787,086.11
               5/1/04                      78  2,145,335,562.00        0.9980         602,914,988.28      1.1228  29,273,493.61
               6/1/04                      79  2,114,188,410.00        0.9980         624,766,128.77      1.1228  28,222,446.73
               7/1/04                      80  2,273,741,413.00        0.9980         670,294,529.40      1.1228  28,834,131.09
               8/1/04                      81  2,554,540,312.00        0.9980         727,796,797.11      1.1228  31,170,332.50
               9/1/04                      82  2,709,435,977.00        0.9980         757,806,581.04      1.1228  33,802,483.16
              10/1/04                      83  2,532,198,211.00        0.9980         757,857,339.14      1.1228  34,410,207.21
              11/1/04                      84  2,166,848,957.00        0.9980         720,456,862.82      1.1228  32,200,903.79
              12/1/04                      85  2,185,991,038.00        0.9980         665,662,987.18      1.1228  29,863,059.98
               1/1/05                      86  2,516,028,719.00        0.9251         649,680,541.82      1.0407  29,530,447.37
               2/1/05                      87  2,728,833,933.00        0.9251         633,346,300.82      1.0407  30,467,362.48
               3/1/05                      88  2,443,439,784.00        0.9251         641,194,407.99      1.0407  30,468,219.90
               4/1/05                      89  2,300,638,644.00        0.9251         649,390,879.87      1.0407  28,899,112.37
               5/1/05                      90  2,172,435,644.00        0.9251         310,719,539.56      1.0407  27,478,113.39
               6/1/05                      91  2,140,895,037.00        0.9251         632,811,629.57      1.0407  26,491,532.55
               7/1/05                      92  2,302,463,530.00        0.9251         678,903,598.37      1.0407  27,065,443.80
               8/1/05                      93  2,586,809,507.00        0.9251         737,091,667.53      1.0407  29,257,972.20
               9/1/05                      94  2,743,661,829.00        0.9251         767,471,695.59      1.0407  31,728,249.32
              10/1/05                      95  2,564,185,179.00        0.9251         767,520,249.05      1.0407  32,298,576.38
              11/1/05                      96  2,194,220,798.00        0.9251         729,653,469.81      1.0407  30,224,910.42
              12/1/05                      97  2,213,604,684.00        0.9251         674,209,582.57      1.0407  28,030,796.91
               1/1/06                      98  2,547,811,432.00        0.8531         658,028,654.11      0.9597  27,664,288.37
               2/1/06                      99  2,765,892,288.00        0.8531         641,787,685.76      0.9597  28,476,478.10
               3/1/06                     100  2,476,622,403.00        0.8531         649,737,951.02      0.9597  28,477,715.77
               4/1/06                     101  2,331,881,983.00        0.8531         658,033,463.48      0.9597  27,010,769.84
               5/1/06                     102  2,201,937,949.00        0.8531         618,893,132.41      0.9597  25,682,503.18
               6/1/06                     103  2,169,969,012.00        0.8531         641,241,052.96      0.9597  24,760,379.61
               7/1/06                     104  2,333,731,651.00        0.8531         687,926,049.65      0.9597  25,296,524.24
               8/1/06                     105  2,621,939,129.00        0.8531         746,837,125.64      0.9597  27,345,453.40
               9/1/06                     106  2,780,921,551.00        0.8531         777,607,084.05      0.9597  29,653,979.23
              10/1/06                     107  2,599,007,556.00        0.8531         777,653,383.07      0.9597  30,186,899.06
              11/1/06                     108  2,224,018,951.00        0.8531         739,296,877.47      0.9597  28,248,689.48
              12/1/06                     109  2,243,666,077.00        0.8531         683,167,735.48      0.9597  26,198,213.52
               1/1/07                     110  2,582,411,449.00        0.7826         666,778,922.79      0.8804  25,804,477.71
               2/1/07                     111  2,803,462,352.87        0.7826         650,358,565.66      0.8804  26,491,366.68
               3/1/07                     112  2,510,263,214.85        0.7826         658,412,261.77      0.8804  26,481,952.05
               4/1/07                     113  2,363,556,736.86        0.7826         666,808,049.05      0.8804  25,115,747.13
               5/1/07                     114  2,231,847,628.27        0.7826         627,192,914.56      0.8804  23,880,229.56
               6/1/07                     115  2,199,444,446.81        0.7826         649,799,646.19      0.8804  23,022,726.11
               7/1/07                     116  2,365,431,529.05        0.7826         697,085,329.63      0.8804  23,520,964.42
               8/1/07                     117  2,657,553,828.50        0.7826         756,728,291.36      0.8804  25,425,786.99
               9/1/07                     118  2,818,695,763.38        0.7826         787,893,194.66      0.8804  27,571,984.45
              10/1/07                     119  2,634,310,767.99        0.7826         787,937,092.08      0.8804  28,067,372.23
              11/1/07                     120  2,254,228,563.40        0.7826         749,084,354.00      0.8804  26,265,147.35
              12/1/07                     121  2,274,142,564.27        0.7826         692,261,230.90      0.8804  24,358,823.73



-----------------------------------------------------------------------------------------------
                              BASE CASE BOND CASHFLOWS
-----------------------------------------------------------------------------------------------
    COLLECTION    OVERCOLLATERALIZATION      EQUITY       SERVICING AND TRUSTEE       INTEREST
      ACCOUNT        ENDING ACCOUNT      ENDING ACCOUNT            FEES
      BALANCE            BALANCE            BALANCE
-----------------------------------------------------------------------------------------------
 96,284,881.71             9,059,375.00   14,395,000.00            4,375,500.00  18,597,085.00
 30,787,086.11             9,059,375.00   14,395,000.00                       -              -
 60,060,579.72             9,059,375.00   14,395,000.00                       -              -
 88,283,026.46             9,421,750.00   14,395,000.00            4,101,937.79  17,429,886.25
 28,834,131.09             9,421,750.00   14,395,000.00                       -              -
 60,004,463.59             9,421,750.00   14,395,000.00                       -              -
 93,806,946.76             9,784,125.00   14,395,000.00            3,852,979.69  16,367,665.01
 34,410,207.21             9,784,125.00   14,395,000.00                       -              -
 66,611,111.00             9,784,125.00   14,395,000.00                       -              -
 96,474,170.97            10,146,500.00   14,395,000.00            3,578,389.96  15,196,082.18
 29,530,447.37            10,146,500.00   14,395,000.00                       -              -
 59,997,809.85            10,146,500.00   14,395,000.00                       -              -
 90,466,029.75            10,508,875.00   14,395,000.00            3,288,375.00  13,958,685.00
 28,899,112.37            10,508,875.00   14,395,000.00                       -              -
 56,377,225.76            10,508,875.00   14,395,000.00                       -              -
 82,868,758.31            10,871,250.00   14,395,000.00            3,015,162.77  12,792,979.48
 27,065,443.80            10,871,250.00   14,395,000.00                       -              -
 56,323,415.99            10,871,250.00   14,395,000.00                       -              -
 88,051,665.32            11,233,625.00   14,395,000.00            2,765,044.37  11,725,807.63
 32,298,576.38            11,233,625.00   14,395,000.00                       -              -
 62,523,486.80            11,233,625.00   14,395,000.00                       -              -
 90,554,283.71            11,596,000.00   14,395,000.00            2,490,550.22  10,554,632.61
 27,664,288.37            11,596,000.00   14,395,000.00                       -              -
 56,140,766.47            11,596,000.00   14,395,000.00                       -              -
 84,618,482.24            11,958,375.00   14,395,000.00            2,201,250.00   9,320,285.00
 27,010,769.84            11,958,375.00   14,395,000.00                       -              -
 52,693,273.02            11,958,375.00   14,395,000.00                       -              -
 77,453,652.63            12,320,750.00   14,395,000.00            1,928,495.35   8,151,076.75
 25,296,524.24            12,320,750.00   14,395,000.00                       -              -
 52,641,977.64            12,320,750.00   14,395,000.00                       -              -
 82,295,956.87            12,683,125.00   14,395,000.00            1,677,201.46   7,073,863.58
 30,186,899.06            12,683,125.00   14,395,000.00                       -              -
 58,435,588.54            12,683,125.00   14,395,000.00                       -              -
 84,633,802.05            13,045,500.00   14,395,000.00            1,402,767.02   5,897,454.63
 25,804,477.71            13,045,500.00   14,395,000.00                       -              -
 52,295,844.39            13,045,500.00   14,395,000.00                       -              -
 78,777,796.44            13,407,875.00   14,395,000.00            1,114,125.00   4,660,142.50
 25,115,747.13            13,407,875.00   14,395,000.00                       -              -
 48,995,976.69            13,407,875.00   14,395,000.00                       -              -
 72,018,702.80            13,770,250.00   14,395,000.00              841,720.67   3,492,435.95
 23,520,964.42            13,770,250.00   14,395,000.00                       -              -
 48,946,751.41            13,770,250.00   14,395,000.00                       -              -
 76,518,735.85            14,132,625.00   14,395,000.00              589,262.53   2,410,232.05
 28,067,372.23            14,132,625.00   14,395,000.00                       -              -
 54,332,519.58            14,132,625.00   14,395,000.00                       -              -
 78,691,343.31            14,495,000.00   14,395,000.00              314,924.28   1,234,235.42


----------------------------------------
      BASE CASE BOND CASHFLOWS
----------------------------------------
     PRINCIPAL   AGGREGATE END OF PERIOD
                        BALANCE
----------------------------------------
 72,949,921.71          1,086,650,078.29
             -          1,086,650,078.29
             -          1,086,650,078.29
 66,388,827.41          1,020,261,250.88
             -          1,020,261,250.88
             -          1,020,261,250.88
 73,233,927.05            947,037,323.83
             -            947,037,323.83
             -            947,037,323.83
 77,337,323.83            869,700,000.00
             -            869,700,000.00
             -            869,700,000.00
 72,856,594.75            796,843,405.25
             -            796,843,405.25
             -            796,843,405.25
 66,698,241.05            730,145,164.20
             -            730,145,164.20
             -            730,145,164.20
 73,198,438.32            656,946,725.87
             -            656,946,725.87
             -            656,946,725.87
 77,146,725.87            579,800,000.00
             -            579,800,000.00
             -            579,800,000.00
 72,734,572.24            507,065,427.76
             -            507,065,427.76
             -            507,065,427.76
 67,011,705.53            440,053,722.23
             -            440,053,722.23
             -            440,053,722.23
 73,182,516.83            366,871,205.41
             -            366,871,205.41
             -            366,871,205.41
 76,971,205.41            289,900,000.00
             -            289,900,000.00
             -            289,900,000.00
 72,641,153.94            217,258,846.06
             -            217,258,846.06
             -            217,258,846.06
 67,322,171.18            149,936,674.88
             -            149,936,674.88
             -            149,936,674.88
 73,156,866.27             76,779,808.60
             -             76,779,808.60
             -             76,779,808.60
 76,779,808.60                      0.00

                        PACIFIC GAS & ELECTRIC COMPANY
                                   TABLE 4-A



                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
10/21/1997
PG&E
--------------------------------------------------------------------------------
Dollars in Thousands

                            CLASS A-4                                                     CLASS A-5
-------------------------------------------------------------           -----------------------------------------------
  QUARTERLY          ENDING                                                       ENDING
   PAYMENT           PERIOD         INTEREST        PRINCIPAL                     PERIOD     INTEREST      PRINCIPAL
    DATES            BALANCE        PAYMENT         PAYMENT                       BALANCE    PAYMENT       PAYMENT
-------------------------------------------------------------           -----------------------------------------------
  11/25/97           579,800,000            0           0                  579,800,000          0                0
   3/25/98           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   6/25/98           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   9/25/98           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
  12/15/98           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   3/25/99           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   6/25/99           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   9/25/99           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
  12/25/99           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   3/25/00           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   6/25/00           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   9/25/00           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
  12/25/00           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   3/25/01           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   6/25/01           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   9/25/01           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
  12/25/01           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   3/25/02           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   6/25/02           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   9/25/02           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
  12/25/02           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   3/25/03           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   6/25/03           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   9/25/03           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
  12/25/03           579,800,000    9,276,800           0                  579,800,000    9,320,285              0
   3/25/04           506,850,078    9,276,800  72,949,922                  579,800,000    9,320,285              0
   6/25/04           440,461,251    8,109,601  66,388,827                  579,800,000    9,320,285              0
   9/25/04           367,237,324    7,047,380  73,223,927                  579,800,000    9,320,285              0
  12/25/04           289,900,000    5,875,797  77,337,324                  579,800,000    9,320,285              0
   3/25/05           217,043,405    4,638,400  72,856,595                  579,800,000    9,320,285              0
   6/25/05           150,345,164    3,472,694  66,698,241                  579,800,000    9,320,285              0
   9/25/05            77,146,726    2,405,523  73,198,438                  579,800,000    9,320,285              0
  12/25/05                     0    1,234,348  77,146,726                  579,800,000    9,320,285              0
   3/25/06                                  0                              507,065,428    9,320,285     72,734,572
   6/25/06                                                                 440,053,722    8,151,077     67,011,706
   9/25/06                                                                 366,871,205    7,073,864     73,182,517
  12/25/06                                                                 289,900,000    5,897,455     76,971,205
   3/25/07                                                                 217,258,846    4,660,143     72,641,154
   6/25/07                                                                 149,936,675    3,492,436     67,322,171
   9/25/07                                                                  76,779,809    2,410,232     73,156,866
  12/25/07                                                                           0    1,234,235     76,799,809
  (*)Prelim.                                                                                      0              0
------------------------------------------------
                     SERIES 1997-1 TOTAL
      ENDING
      PERIOD             INTEREST      PRINCIPAL
      BALANCE            PAYMENT       PAYMENT
------------------------------------------------
   2,899,000,000               0
   2,820,267,894      45,064,955      78,732,106
   2,756,693,659      43,887,910      63,574,236
   2,685,283,211      42,937,475      71,410,447
   2,609,100,000      41,869,889      76,183,211
   2,535,521,771      40,730,950      73,478,299
   2,470,449,580      39,632,450      65,172,191
   2,397,214,601      38,658,126      73,234,979
   2,319,200,000      37,563,263      78,014,601
   2,245,753,462      36,396,945      73,446,538
   2,180,555,515      35,284,230      65,197,947
   2,107,275,926      34,296,481      73,279,588
   2,029,300,000      33,186,295      77,975,926
   1,955,979,404      32,004,960      73,320,596
   1,890,470,150      30,894,153      65,509,254
   1,817,202,216      29,901,688      73,267,934
   1,739,400,000      28,791,679      77,802,216
   1,666,250,019      27,612,975      73,149,981
   1,600,446,902      26,475,493      65,803,118
   1,527,177,978      25,452,254      73,269,924
   1,449,500,000      24,312,907      77,676,978
   1,376,406,725      23,105,030      73,093,275
   1,310,310,050      21,968,430      66,096,676
   1,237,076,955      20,940,626      73,233,095
   1,159,600,000      19,801,852      77,476,955
   1,086,650,078      18,597,085      72,949,922
   1,020,261,251      17,429,886      66,388,827
     947,037,324      16,367,665      73,223,927
     869,700,000      15,196,082      77,337,324
     796,843,405      13,958,685      72,856,595
     730,145,164      12,792,979      66,698,241
     656,946,726      11,725,808      73,198,438
     579,800,000      10,554,633      77,146,726
     507,065,428       9,320,285      72,734,572
     440,053,722       8,151,077      67,011,706
     366,871,205       7,073,864      73,182,517
     289,900,000       5,897,455      76,971,205
     217,258,846       4,660,143      72,641,154
     149,936,675       3,492,436      67,322,171
      76,779,809       2,410,232      73,156,866
               0       1,234,235      76,779,809
                               0               0

                                    PRELIMINARY NUMBERS--SUBJECT TO CHANGE

                                       5